MetLife®

Second Quarter Financial Supplement

June 30, 2009

2

SCHULZ

PEANUTS © United Feature Syndicate, Inc.

METLIFE, INC.

HIGHLIGHTS
Corporate Overview	2

METLIFE, INC.
Consolidated Balance Sheets	3
Consolidated Statements of Operating Earnings Available to Common Shareholders	4
Consolidating Balance Sheet	5
Consolidating Statement of Operating Earnings Available to Common Shareholders	6

SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	10

INSTITUTIONAL
Statements of Operating Earnings Available to Common Shareholders	11
Future Policy Benefits, Policyholder Account Balances and Separate Account Liabilities	15
Other Expenses by Major Category	16
Spreads by Product	17

INDIVIDUAL
Statements of Operating Earnings Available to Common Shareholders	18
Premiums and Deposits by Product	23
Additional Statistical Information	24
Future Policy Benefits, Policyholder Account Balances and Separate Account Liabilities	25
Expenses by Major Category	26
Spreads by Product	27

INTERNATIONAL
Statements of Operating Earnings Available to Common Shareholders	28

AUTO & HOME
Statements of Operating Earnings Available to Common Shareholders	32
Written Premiums by Product and Selected Financial Information and Supplemental Data	35

CORPORATE, OTHER & ELIMINATIONS
Statements of Operating Earnings Available to Common Shareholders	36

INVESTMENTS
Investment Results by Asset Category and Annualized Yields	37
Fixed Maturity Securities Available-for-Sale and Equity Securities Available-for-Sale Gross Unrealized Gains and Losses Aging Schedules	39
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution, and Summary of Commercial Mortgage Loans by Region and Property Type	40
Summary of Real Estate and Real Estate Joint Ventures and Summary of Mortgages and Consumer Loans	41

OTHER INFORMATION
Company Ratings	42
NOTE:
The Quarterly Financial Supplement (“QFS”) includes financial measures, such as operating earnings, operating earnings available to common shareholders and operating earnings available to common shareholders per diluted common share, that are not based on generally accepted accounting principles (“GAAP”). Operating earnings is defined as GAAP net income (loss) attributable to MetLife, Inc., excluding net income (loss) attributable to noncontrolling interests; net investment gains and losses; adjustments related to net investment gains and losses; adjustments related to net investment gains and losses of consolidated entities and operating joint ventures reported under the equity method of accounting and the impact of MetLife’s own credit; adjustments related to acquisition costs incurred to effect a business combination after January 1, 2009; and discontinued operations other than discontinued real estate, all net of income tax. Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting treatment are included in operating earnings. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends. Operating earnings available to MetLife, Inc.’s common shareholders per diluted common share is calculated by dividing operating earnings available to MetLife, Inc.’s common shareholders by the number of weighted average diluted common shares outstanding for the period indicated. MetLife believes these measures enhance the understanding and comparability of its performance by excluding net investment gains and losses, net of income tax, adjustments related to net investment gains and losses, net of income tax, and adjustments related to net investment gains and losses of consolidated entities and operating joint ventures reported under the equity method of accounting and the impact of MetLife’s own credit, net of income tax, each of which can fluctuate significantly from period to period, and adjustments related to acquisition costs incurred to effect a business combination after January 1, 2009, net of income tax, discontinued operations other than discontinued real estate, net of income tax, and net income (loss) attributable to noncontrolling interests, thereby highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings, operating earnings available to MetLife, Inc.’s common shareholders and operating earnings available to MetLife, Inc.’s common shareholders per diluted common share should not be viewed as substitutes for GAAP net income (loss), GAAP net income (loss) available to MetLife, Inc.’s common shareholders and GAAP net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share, respectively. Reconciliations of operating earnings to GAAP net income (loss), operating earnings available to MetLife, Inc.’s common shareholders to GAAP net income (loss) available to MetLife, Inc.’s common shareholders and operating earnings available to MetLife, Inc.’s common shareholders per diluted common share to GAAP net income (loss) available to MetLife, Inc.’s common shareholders per diluted share, to the most directly comparable GAAP measures, are included in the QFS and in MetLife’s earnings press release dated July 30, 2009, for the three months ended June 30, 2009, which are available at www.metlife.com.

METLIFE, INC.
CORPORATE OVERVIEW

	For the Three Months Ended

	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions, except per share data)	2008	2008	2008	2009	2009

Net income (loss) (6)	$996	$646	$977	$(548)	$(1,418)
Net income (loss) attributable to noncontrolling interest	50	16	(8)	(4)	(16)

Net income (loss) attributable to MetLife, Inc.	946	630	985	(544)	(1,402)
Preferred stock dividends	31	30	31	30	31

Net income (loss) available to MetLife, Inc.’s common shareholders	915	600	954	(574)	(1,433)

Net investment gains (losses) (2)	(346)	776	2,165	(915)	(3,957)
Net investment gains (losses) tax benefit (provision) (2)	115	(293)	(804)	325	1,394

Net investment gains (losses), net of income tax (1) (3)	(231)	483	1,361	(590)	(2,563)

Adjustments related to universal life and investment-type product policy fees	(3)	—	16	(6)	(11)
Adjustments related to policyholder benefits and dividends	165	(96)	(123)	(27)	8
Adjustments related to other expenses	144	(1)	(778)	(183)	625
Adjustments related to tax benefit (provision)	(109)	36	308	74	(215)

Adjustments related to net investment gains (losses), net of income tax (4)	197	(61)	(577)	(142)	407

Adjustments related to acquisition costs, net of income tax	—	—	—	(9)	—

Discontinued operations, net of income tax	62	(430)	38	36	—

Operating earnings available to common shareholders (5)	$887	$608	$132	$131	$723

Net income (loss) available to MetLife, Inc.’s common shareholders per common share — diluted	$1.26	$0.83	$1.20	$(0.71)	$(1.74)
Net investment gains (losses), net of income tax	(0.32)	0.66	1.71	(0.72)	(3.11)
Adjustments related to net investment gains (losses), net of income tax	0.27	(0.08)	(0.73)	(0.18)	0.49
Adjustments related to acquisition costs, net of income tax	—	—	—	(0.01)	—
Discontinued operations, net of income tax	0.09	(0.59)	0.05	0.04	—

Operating earnings available to common shareholders — diluted	$1.22	$0.84	$0.17	$0.16	$0.88

Weighted average common shares outstanding — diluted	726.5	726.9	793.6	810.8	825.1

	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited	2008	2008	2008	2009	2009

Book value per common share — (actual common shares outstanding)	$42.97	$36.46	$27.33	$25.75	$30.85
Book value per common share, excluding accumulated other comprehensive income (loss) — (actual common shares outstanding)	$46.51	$47.12	$45.29	$44.53	$42.86

Book value per common share — diluted — (weighted average common shares outstanding)	$41.98	$35.48	$27.33	$25.98	$30.60
Book value per common share, excluding accumulated other comprehensive income (loss) — diluted — (weighted average common shares outstanding)	$45.43	$45.85	$45.29	$44.93	$42.52

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2008	2008	2008	2009	2009

Common shares outstanding, beginning of period	709.4	709.7	707.3	793.6	818.1
Treasury stock, net	0.3	(2.4)	75.0	0.1	0.5
Newly issued shares	—	—	11.3	24.4	—

Common shares outstanding, end of period	709.7	707.3	793.6	818.1	818.6

Weighted average common shares outstanding — basic	712.8	718.1	790.0	809.1	821.6
Dilutive effect of stock-based awards	9.4	8.6	3.6	1.7	3.5
Dilutive effect of stock purchase contracts underlying common equity units	4.3	0.2	—	—	—

Weighted average common shares outstanding — diluted	726.5	726.9	793.6	810.8	825.1

Policyholder Trust Shares	253.4	246.7	242.7	240.8	238.7

(1)	Net investment gains (losses), net of income tax, excludes scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting treatment of ($26) million, ($1) million, $34 million, $20 million and $21 million for the three months ended June 30, 2008, September 30, 2008, December 31, 2008, March 31, 2009 and June 30, 2009, respectively. For QFS purposes, these settlements are included in net investment income.

(2)	Investment income, net, excludes the net investment gains (losses) of consolidated entities and operating joint ventures reported under the equity method of accounting of ($16) million, $37 million, $64 million, $20 million and ($96) million for the three months ended June 30, 2008, September 30, 2008, December 31, 2008, March 31, 2009 and June 30, 2009, respectively. Such adjustments, initiated in 2009, have been reflected for all periods presented and are net of applicable adjustments stated in footnote 4 below. Provision for income tax, excludes the related tax impact of the net investment gains (losses) of consolidated entities and operating joint ventures reported under the equity method of accounting of ($11) million, $11 million, $48 million, ($8) million and ($32) million for the three months ended June 30, 2008, September 30, 2008, December 31, 2008, March 31, 2009 and June 30, 2009, respectively. For QFS purposes, these net investment gains and losses and related provision for income tax of operating joint ventures are included in net investment gains (losses), net of income tax.

(3)	Net investment gains (losses), net of income tax, from real estate and real estate joint ventures include discontinued operations of $5 million for the three months ended December 31, 2008. There were no net investment gains (losses) from other real estate and real estate joint ventures for any other periods presented.

(4)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

(5)	Presentation of operating earnings available to MetLife, Inc.’s common shareholders throughout the QFS differs from the presentation of income in other public filings with respect to discontinued operations, scheduled periodic settlement payments on derivatives not qualifying for hedge accounting treatment, net investment gains (losses), net of income tax, of consolidated entities and operating joint ventures reported under the equity method of accounting, income (loss) attributable to noncontrolling interests, and acquisition-related costs incurred to effect a business combination after January 1, 2009. Presentation of discontinued operations in other public filings is in accordance with the Statement of Financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Presentation of scheduled periodic settlement payments on derivatives not qualifying for hedge accounting treatment in other public filings is in accordance with SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities (“SFAS 133”). Presentation of income (loss) attributable to noncontrolling interest in other public filings is in accordance with SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements — An Amendment of ARB No. 51 (“SFAS 160”). Presentation of acquisition-related costs incurred to effect a business combination after January 1, 2009 in other public filings is in accordance with SFAS No. 141(r) (As Amended), Business Combinations, adopted on January 1, 2009. The transaction cost adjustment is reflected as a separate line item in the March 31, 2009 and June 30, 2009 net income reconciliations.

(6)	On January 1, 2009, MetLife, Inc. adopted SFAS 160 the provisions of which, among others, require that minority interests be renamed noncontrolling interests and that a company present a consolidated net income (loss) measure that includes the amount attributable to such noncontrolling interests for all periods presented.

METLIFE, INC.
CONSOLIDATED BALANCE SHEETS

	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2008	2008	2008	2009	2009

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$231,013	$212,125	$188,251	$191,415	$211,563
Equity securities available-for-sale, at estimated fair value	5,228	3,474	3,197	2,817	3,045
Trading securities, at estimated fair value	883	787	946	922	1,471
Mortgage and consumer loans:
Held-for-investment, at amortized cost	47,979	49,182	49,352	49,074	48,229
Held-for-sale, principally at estimated fair value	179	1,424	2,012	3,970	4,271

Mortgage and consumer loans, net	48,158	50,606	51,364	53,044	52,500
Policy loans	9,683	9,742	9,802	9,851	9,907
Real estate and real estate joint ventures	7,292	7,514	7,585	7,380	7,295
Real estate held-for-sale	36	41	1	1	1
Other limited partnership interests	6,707	6,353	6,039	5,365	5,193
Short-term investments	1,929	2,570	13,878	10,896	8,117
Other invested assets	8,617	9,755	17,248	15,130	13,071

Total investments	319,546	302,967	298,311	296,821	312,163
Cash and cash equivalents	13,414	20,181	24,207	19,424	13,213
Accrued investment income	3,207	3,266	3,061	3,142	3,019
Premiums and other receivables	14,056	17,843	16,973	18,514	16,730
Deferred policy acquisition costs and value of business acquired	18,879	20,119	20,144	20,754	20,323
Current income tax recoverable	712	763	—	—	253
Deferred income tax assets	—	1,631	4,927	6,349	3,856
Goodwill	5,065	5,036	5,008	5,010	5,036
Other assets	8,175	8,822	7,262	7,028	7,896
Assets of subsidiaries held-for-sale	23,732	887	946	—	—
Separate account assets	149,686	139,803	120,839	114,366	126,968

Total assets	$556,472	$521,318	$501,678	$491,408	$509,457

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future policy benefits	$127,539	$128,589	$130,555	$131,609	$132,823
Policyholder account balances	136,720	138,779	149,805	148,568	147,883
Other policyholder funds	8,223	8,273	7,762	8,136	8,319
Policyholder dividends payable	1,034	1,073	1,023	846	881
Short-term debt	623	1,106	2,659	5,878	4,757
Long-term debt	9,167	10,810	9,667	11,042	12,940
Collateral financing arrangements	4,997	5,132	5,192	5,242	5,297
Junior subordinated debt securities	4,825	3,759	3,758	2,691	2,691
Current income tax payable	—	—	342	635	—
Deferred income tax liability	261	—	—	—	—
Payables for collateral under securities loaned and other transactions	45,979	43,300	31,059	24,341	24,607
Other liabilities	13,117	11,903	14,284	14,625	14,679
Liabilities of subsidiaries held-for-sale	20,098	750	748	—	—
Separate account liabilities	149,686	139,803	120,839	114,366	126,968

Total liabilities	522,269	493,277	477,693	467,979	481,845

Stockholders’ Equity
Preferred stock, at par value	1	1	1	1	1
Common stock, at par value	8	8	8	8	8
Additional paid-in capital	17,647	17,602	15,811	16,860	16,849
Retained earnings	21,441	22,041	22,403	21,829	20,472
Treasury stock, at cost	(4,047)	(4,279)	(236)	(230)	(203)
Accumulated other comprehensive loss	(2,509)	(7,540)	(14,253)	(15,358)	(9,834)

Total MetLife, Inc.’s stockholders’ equity	32,541	27,833	23,734	23,110	27,293
Noncontrolling interests	1,662	208	251	319	319

Total equity	34,203	28,041	23,985	23,429	27,612

Total liabilities and stockholders’ equity	$556,472	$521,318	$501,678	$491,408	$509,457

METLIFE, INC.
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2008	2008	2008	2009	2009

REVENUES
Premiums	$6,340	$6,785	$6,498	$6,122	$6,576
Universal life and investment-type product policy fees	1,399	1,352	1,220	1,189	1,227
Investment income, net	4,297	4,013	3,621	3,274	3,859
Other revenues	351	421	445	554	572

Total revenues	12,387	12,571	11,784	11,139	12,234

EXPENSES
Policyholder benefits and dividends	7,190	7,616	7,316	6,979	7,388
Interest credited to policyholder account balances	1,184	1,121	1,220	1,170	1,229
Interest credited to bank deposits	39	40	43	43	40
Interest expenses	253	253	276	245	256
Other expenses	2,455	2,629	2,758	2,517	2,340

Total expenses	11,121	11,659	11,613	10,954	11,253

Operating earnings before provision for income tax	1,266	912	171	185	981
Provision for income tax	348	274	8	24	227

Operating earnings	918	638	163	161	754
Preferred stock dividends	31	30	31	30	31

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$887	$608	$132	$131	$723

Net Income Reconciliation

Operating earnings available to common shareholders	$887	$608	$132	$131	$723

Net investment gains (losses)	(346)	776	2,165	(915)	(3,957)
Net investment gains (losses) tax benefit (provision)	115	(293)	(804)	325	1,394

Net investment gains (losses), net of income tax	(231)	483	1,361	(590)	(2,563)

Adjustments related to universal life and investment-type product policy fees	(3)	—	16	(6)	(11)
Adjustments related to policyholder benefits and dividends	165	(96)	(123)	(27)	8
Adjustments related to other expenses	144	(1)	(778)	(183)	625
Adjustments related to tax benefit (provision)	(109)	36	308	74	(215)

Adjustments related to net investment gains (losses), net of income tax (1)	197	(61)	(577)	(142)	407

Adjustments related to acquisition costs, net of income tax	—	—	—	(9)	—

Discontinued operations, net of income tax	62	(430)	38	36	—

Net income (loss) available to MetLife, Inc.’s common shareholders	915	600	954	(574)	(1,433)
Preferred stock dividends	31	30	31	30	31

Net income (loss) attributable to MetLife, Inc.	946	630	985	(544)	(1,402)
Net income (loss) attributable to noncontrolling interests	50	16	(8)	(4)	(16)

Net income (loss)	$996	$646	$977	$(548)	$(1,418)

Premiums, Fees and Other Revenues	$8,090	$8,558	$8,163	$7,865	$8,375

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

METLIFE, INC.
CONSOLIDATING BALANCE SHEETS

	June 30, 2009
						Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	International	Auto & Home	& Eliminations

ASSETS
Total investments	$312,163	$128,920	$121,948	$16,855	$3,438	$41,002
Cash and cash equivalents	13,213	1,239	2,733	1,430	(72)	7,883
Accrued investment income	3,019	1,070	1,253	260	54	382
Premiums and other receivables	16,730	4,993	3,228	951	911	6,647
Deferred policy acquisition costs and value of business acquired	20,323	1,027	16,512	2,600	179	5
Current income tax recoverable	253	(450)	554	154	19	(24)
Deferred income tax assets	3,856	4,693	(1,159)	(57)	194	185
Goodwill	5,036	1,051	2,955	403	157	470
Other assets	7,896	2,118	2,597	428	359	2,394
Separate account assets	126,968	43,492	77,848	5,628	—	—

Total assets	$509,457	$188,153	$228,469	$28,652	$5,239	$58,944

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$132,823	$55,736	$58,584	$10,200	$3,011	$5,292
Policyholder account balances	147,883	68,338	65,560	6,123	—	7,862
Other policyholder funds	8,319	3,345	3,077	1,462	46	389
Policyholder dividends payable	881	—	881	—	—	—
Short-term debt	4,757	—	—	—	—	4,757
Long-term debt	12,940	—	90	261	—	12,589
Collateral financing arrangements	5,297	—	—	—	—	5,297
Junior subordinated debt securities	2,691	—	—	—	—	2,691
Payables for collateral under securities loaned and other transactions	24,607	8,048	10,246	22	—	6,291
Other liabilities	14,679	3,827	3,838	1,040	573	5,401
Separate account liabilities	126,968	43,492	77,848	5,628	—	—

Total liabilities	481,845	182,786	220,124	24,736	3,630	50,569

Stockholders’ Equity
Preferred stock, at par value	1	—	—	—	—	1
Common stock, at par value	8	—	—	—	—	8
Allocated equity (1)	37,321	10,544	10,935	3,932	1,833	10,077
Treasury stock, at cost	(203)	—	—	—	—	(203)
Accumulated other comprehensive loss	(9,834)	(5,176)	(2,590)	(191)	(224)	(1,653)

Total MetLife, Inc.’s stockholders’ equity	27,293	5,368	8,345	3,741	1,609	8,230

Noncontrolling interests	319	(1)	—	175	—	145

Total equity	27,612	5,367	8,345	3,916	1,609	8,375

Total liabilities and stockholders’ equity	$509,457	$188,153	$228,469	$28,652	$5,239	$58,944

(1)	Allocated equity includes additional paid-in capital and retained earnings.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended June 30, 2009
						Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	International	Auto & Home	& Eliminations

REVENUES
Premiums	$6,576	$3,904	$1,165	$777	$726	$4
Universal life and investment-type product policy fees	1,227	226	775	226	—	—
Investment income, net	3,859	1,557	1,762	359	49	132
Other revenues	572	166	116	2	5	283

Total revenues	12,234	5,853	3,818	1,364	780	419

EXPENSES
Policyholder benefits and dividends	7,388	4,302	1,990	600	492	4
Interest credited to policyholder account balances	1,229	461	609	159	—	—
Capitalization of deferred policy acquisition costs	(757)	(56)	(448)	(140)	(113)	—
Amortization of deferred policy acquisition costs	332	46	76	98	111	1
Other expenses	3,061	637	1,173	437	194	620

Total expenses	11,253	5,390	3,400	1,154	684	625

Operating earnings before provision for income tax	981	463	418	210	96	(206)
Provision for income tax expense (benefit)	227	157	142	52	20	(144)

Operating earnings	754	306	276	158	76	(62)
Preferred stock dividends	31	—	—	—	—	31

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$723	$306	$276	$158	$76	$(93)

Net Income Reconciliation

Operating earnings available to common shareholders	$723	$306	$276	$158	$76	$(93)

Net investment gains (losses)	(3,957)	(1,299)	(1,548)	(603)	(8)	(499)
Net investment gains (losses) tax benefit (provision)	1,394	457	542	212	3	180

Net investment gains (losses), net of income tax	(2,563)	(842)	(1,006)	(391)	(5)	(319)

Adjustments related to universal life and investment-type product policy fees	(11)	—	(11)	—	—	—
Adjustments related to policyholder benefits and dividends	8	(31)	—	39	—	—
Adjustments related to other expenses	625	—	625	—	—	—
Adjustments related to tax benefit (provision)	(215)	12	(216)	(11)	—	—

Adjustments related to net investment gains (losses), net of income tax (1)	407	(19)	398	28	—	—

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	(1,433)	(555)	(332)	(205)	71	(412)
Preferred stock dividends	31	—	—	—	—	31

Net income (loss) attributable to MetLife, Inc.	(1,402)	(555)	(332)	(205)	71	(381)
Net loss attributable to noncontrolling interests	(16)	—	—	(9)	—	(7)

Net income (loss)	$(1,418)	$(555)	$(332)	$(214)	$71	$(388)

Premiums, Fees and Other Revenues	$8,375	$4,296	$2,056	$1,005	$731	$287

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended June 30, 2008
						Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	International	Auto & Home	& Eliminations

REVENUES
Premiums	$6,340	$3,599	$1,067	$920	$742	$12
Universal life and investment-type product policy fees	1,399	208	898	293	—	—
Investment income, net	4,297	1,939	1,690	381	50	237
Other revenues	351	171	154	6	10	10

	12,387	5,917	3,809	1,600	802	259

EXPENSES
Policyholder benefits and dividends	7,190	4,048	1,757	830	541	14
Interest credited to policyholder account balances	1,184	601	494	89	—	—
Capitalization of deferred policy acquisition costs	(775)	(66)	(388)	(203)	(116)	(2)
Amortization of deferred policy acquisition costs	648	46	386	99	115	2
Other expenses	2,874	612	1,078	574	206	404

	11,121	5,241	3,327	1,389	746	418

Operating earnings before provision for income tax	1,266	676	482	211	56	(159)
Provision for income tax	348	228	160	59	4	(103)

Operating earnings	918	448	322	152	52	(56)
Preferred stock dividends	31	—	—	—	—	31

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$887	$448	$322	$152	$52	$(87)

Net Income Reconciliation

Operating earnings available to common shareholders	$887	$448	$322	$152	$52	$(87)

Net investment gains (losses)	(346)	122	(256)	(161)	(13)	(38)
Net investment gains (losses) tax benefit (provision)	115	(41)	89	48	4	15

Net investment gains (losses), net of income tax	(231)	81	(167)	(113)	(9)	(23)

Adjustments related to universal life and investment-type product policy fees	(3)	—	(3)	—	—	—
Adjustments related to policyholder benefits and dividends	165	32	(77)	210	—	—
Adjustments related to other expenses	144	—	144	—	—	—
Adjustments related to tax benefit (provision)	(109)	(12)	(21)	(76)	—	—

Adjustments related to net investment gains (losses), net of income tax (1)	197	20	43	134	—	—

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—

Discontinued operations, net of income tax	62	—	1	—	—	61

Net income available to MetLife, Inc.’s common shareholders	915	549	199	173	43	(49)
Preferred stock dividends	31	—	—	—	—	31

Net income attributable to MetLife, Inc.	946	549	199	173	43	(18)
Net income (loss) attributable to noncontrolling interests	50	—	—	(6)	—	56

Net income	$996	$549	$199	$167	$43	$38

Premiums, Fees and Other Revenues	$8,090	$3,978	$2,119	$1,219	$752	$22

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Six Months Ended June 30, 2009
						Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	International	Auto & Home	& Eliminations

REVENUES
Premiums	$12,698	$7,444	$2,302	$1,498	$1,448	$6
Universal life and investment-type product policy fees	2,416	434	1,546	436	—	—
Investment income, net	7,133	3,005	3,330	527	89	182
Other revenues	1,126	337	221	4	14	550

	23,373	11,220	7,399	2,465	1,551	738

EXPENSES
Policyholder benefits and dividends	14,367	8,255	3,990	1,148	971	3
Interest credited to policyholder account balances	2,399	973	1,189	237	—	—
Capitalization of deferred policy acquisition costs	(1,543)	(113)	(928)	(285)	(217)	—
Amortization of deferred policy acquisition costs	1,078	97	565	193	221	2
Other expenses	5,906	1,244	2,317	775	381	1,189

	22,207	10,456	7,133	2,068	1,356	1,194

Operating earnings before provision for income tax	1,166	764	266	397	195	(456)
Provision (benefit) for income tax	251	258	88	108	43	(246)

Operating earnings	915	506	178	289	152	(210)
Preferred stock dividends	61	—	—	—	—	61

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$854	$506	$178	$289	$152	$(271)

Net Income Reconciliation

Operating earnings available to common shareholders	$854	$506	$178	$289	$152	$(271)

Net investment gains (losses)	(4,872)	(3,068)	(1,535)	(123)	23	(169)
Net investment gains (losses) tax benefit (provision)	1,719	1,072	535	57	(8)	63

Net investment gains (losses), net of income tax	(3,153)	(1,996)	(1,000)	(66)	15	(106)

Adjustments related to universal life and investment-type product policy fees	(17)	—	(17)	—	—	—
Adjustments related to policyholder benefits and dividends	(19)	(25)	(11)	17	—	—
Adjustments related to other expenses	442	—	442	—	—	—
Adjustments related to tax benefit (provision)	(141)	9	(145)	(5)	—	—

Adjustments related to net investment gains (losses), net of income tax (1)	265	(16)	269	12	—	—

Adjustments related to acquisition costs, net of income tax	(9)	—	—	—	—	(9)

Discontinued operations, net of income tax	36	—	24	—	—	12

Net income (loss) available to MetLife, Inc.’s common shareholders	(2,007)	(1,506)	(529)	235	167	(374)
Preferred stock dividends	61	—	—	—	—	61

Net income (loss) attributable to MetLife, Inc.	(1,946)	(1,506)	(529)	235	167	(313)
Net loss attributable to noncontrolling interests	(20)	—	—	(14)	—	(6)

Net income (loss)	$(1,966)	$(1,506)	$(529)	$221	$167	$(319)

Premiums, Fees and Other Revenues	$16,240	$8,215	$4,069	$1,938	$1,462	$556

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Six Months Ended June 30, 2008
						Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	International	Auto & Home	& Eliminations

REVENUES
Premiums	$12,631	$7,172	$2,130	$1,824	$1,487	$18
Universal life and investment-type product policy fees	2,791	432	1,776	583	—	—
Investment income, net	8,566	3,965	3,375	635	101	490
Other revenues	720	361	303	13	21	22

	24,708	11,930	7,584	3,055	1,609	530

EXPENSES
Policyholder benefits and dividends	14,075	7,974	3,465	1,592	1,020	24
Interest credited to policyholder account balances	2,402	1,270	996	136	—	—
Capitalization of deferred policy acquisition costs	(1,536)	(125)	(742)	(442)	(223)	(4)
Amortization of deferred policy acquisition costs	1,340	90	803	212	230	5
Other expenses	5,599	1,201	2,111	1,130	401	756

	21,880	10,410	6,633	2,628	1,428	781

Operating earnings before provision for income tax	2,828	1,520	951	427	181	(251)
Provision for income tax	810	514	317	144	31	(196)

Operating earnings	2,018	1,006	634	283	150	(55)
Preferred stock dividends	64	—	—	—	—	64

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,954	$1,006	$634	$283	$150	$(119)

Net Income Reconciliation

Operating earnings available to common shareholders	$1,954	$1,006	$634	$283	$150	$(119)

Net investment gains (losses)	(1,064)	(622)	(354)	(10)	(24)	(54)
Net investment gains (losses) tax benefit (provision)	364	219	124	(8)	8	21

Net investment gains (losses), net of income tax	(700)	(403)	(230)	(18)	(16)	(33)

Adjustments related to universal life and investment-type product policy fees	2	—	2	—	—	—
Adjustments related to policyholder benefits and dividends	38	47	(154)	145	—	—
Adjustments related to other expenses	258	—	258	—	—	—
Adjustments related to tax benefit (provision)	(103)	(17)	(35)	(51)	—	—

Adjustments related to net investment gains (losses), net of income tax (1)	195	30	71	94	—	—

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—

Discontinued operations, net of income tax	81	—	—	—	—	81

Net income available to MetLife, Inc.’s common shareholders	1,530	633	475	359	134	(71)
Preferred stock dividends	64	—	—	—	—	64

Net income attributable to MetLife, Inc.	1,594	633	475	359	134	(7)
Net income (loss) attributable to noncontrolling interests	62	1	—	(11)	—	72

Net income	$1,656	$634	$475	$348	$134	$65

Premiums, Fees and Other Revenues	$16,142	$7,965	$4,209	$2,420	$1,508	$40

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

METLIFE, INC.
SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2008	2008	2008	2009	2009

INSTITUTIONAL	$448	$396	$272	$200	$306

INDIVIDUAL	322	215	(106)	(98)	276

INTERNATIONAL	152	118	78	131	158

AUTO & HOME	52	101	112	76	76

CORPORATE, OTHER & ELIMINATIONS	(87)	(222)	(224)	(178)	(93)

CONSOLIDATED	$887	$608	$132	$131	$723

(1)	A reconciliation of operating earnings available to common shareholders to net income for each segment appears in this QFS as follows: (i) Institutional Operations, page 11; (ii) Individual Operations, page 18; (iii) International Operations, page 28; (iv) Auto & Home Operations, page 32; and (v) Corporate, Other & Eliminations, page 36. A consolidated reconciliation of operating earnings available to common shareholders to net income for MetLife, Inc. appears on page 4.

INSTITUTIONAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions, except number of sales representatives)	2008	2008	2008	2009	2009	2008	2009

REVENUES
Premiums	$3,599	$4,065	$3,727	$3,540	$3,904	$7,172	$7,444
Universal life and investment-type product policy fees	208	215	239	208	226	432	434
Investment income, net	1,939	1,850	1,686	1,448	1,557	3,965	3,005
Other revenues	171	223	191	171	166	361	337

Total revenues	5,917	6,353	5,843	5,367	5,853	11,930	11,220

EXPENSES
Policyholder benefits and dividends	4,048	4,519	4,157	3,953	4,302	7,974	8,255
Interest credited to policyholder account balances	601	623	644	512	461	1,270	973
Other expenses	592	612	630	601	627	1,166	1,228

Total expenses	5,241	5,754	5,431	5,066	5,390	10,410	10,456

Operating earnings before provision for income tax	676	599	412	301	463	1,520	764
Provision for income tax	228	203	140	101	157	514	258

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$448	$396	$272	$200	$306	$1,006	$506

Net Income Reconciliation
Operating earnings available to common shareholders	$448	$396	$272	$200	$306	$1,006	$506

Net investment gains (losses)	122	215	571	(1,769)	(1,299)	(622)	(3,068)
Net investment gains (losses) tax benefit (provision)	(41)	(74)	(202)	615	457	219	1,072

Net investment gains (losses), net of income tax	81	141	369	(1,154)	(842)	(403)	(1,996)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	32	57	21	6	(31)	47	(25)
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	(12)	(20)	(7)	(3)	12	(17)	9

Adjustments related to net investment gains (losses), net of income tax (1)	20	37	14	3	(19)	30	(16)

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	549	574	655	(951)	(555)	633	(1,506)
Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	549	574	655	(951)	(555)	633	(1,506)
Net income (loss) attributable to noncontrolling interests	—	—	(1)	—	—	1	—

Net income (loss)	$549	$574	$654	$(951)	$(555)	$634	$(1,506)

Premiums, Fees and Other Revenues	$3,978	$4,503	$4,157	$3,919	$4,296	$7,965	$8,215

Actual Number of Sales Representatives	647	628	632	596	593

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

INSTITUTIONAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
GROUP LIFE

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2008	2008	2008	2009	2009	2008	2009

REVENUES
Premiums	$1,693	$1,666	$1,645	$1,750	$1,756	$3,335	$3,506
Universal life and investment-type product policy fees	205	211	234	205	223	425	428
Investment income, net	341	315	293	284	291	675	575
Other revenues	16	19	37	14	14	32	28

Total revenues	2,255	2,211	2,209	2,253	2,284	4,467	4,537

EXPENSES
Policyholder benefits and dividends	1,751	1,692	1,721	1,817	1,823	3,487	3,640
Interest credited to policyholder account balances	122	121	119	115	115	250	230
Other expenses	176	178	192	171	180	344	351

Total expenses	2,049	1,991	2,032	2,103	2,118	4,081	4,221

Operating earnings before provision for income tax	206	220	177	150	166	386	316
Provision for income tax	70	75	60	51	57	131	108

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$136	$145	$117	$99	$109	$255	$208

Net Income Reconciliation
Operating earnings available to common shareholders	$136	$145	$117	$99	$109	$255	$208

Net investment gains (losses)	1	50	(131)	(167)	(189)	(176)	(356)
Net investment gains (losses) tax benefit (provision)	—	(18)	46	58	66	62	124

Net investment gains (losses), net of income tax	1	32	(85)	(109)	(123)	(114)	(232)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	—	1	2	5	(2)	2	3
Adjustments related to other expenses	—	—	—	—	—	—	—

Adjustments related to tax benefit (provision)	—	—	(1)	(2)	1	(1)	(1)

Adjustments related to net investment gains (losses), net of income tax (1)	—	1	1	3	(1)	1	2

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	137	178	33	(7)	(15)	142	(22)
Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	137	178	33	(7)	(15)	142	(22)
Net income attributable to noncontrolling interests	—	—	—	—	—	—	—

Net income (loss)	$137	$178	$33	$(7)	$(15)	$142	$(22)

Premiums, Fees and Other Revenues	$1,914	$1,896	$1,916	$1,969	$1,993	$3,792	$3,962

Incurred Loss Ratio (Mortality Experience) of Term Life	91.3%	90.7%	93.3%	92.9%	91.3%

INSTITUTIONAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
RETIREMENT & SAVINGS

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2008	2008	2008	2009	2009	2008	2009

REVENUES
Premiums	$494	$994	$632	$319	$693	$1,034	$1,012
Universal life and investment-type product policy fees	1	2	1	—	1	3	1
Investment income, net	1,406	1,359	1,239	1,028	1,088	2,908	2,116
Other revenues	59	103	56	59	55	123	114

Total revenues	1,960	2,458	1,928	1,406	1,837	4,068	3,243

EXPENSES
Policyholder benefits and dividends	1,072	1,574	1,185	850	1,193	2,074	2,043
Interest credited to policyholder account balances	473	496	518	391	340	1,008	731
Other expenses	85	93	99	89	102	171	191

Total expenses	1,630	2,163	1,802	1,330	1,635	3,253	2,965

Operating earnings before provision for income tax	330	295	126	76	202	815	278
Provision for income tax	111	100	42	25	68	275	93

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$219	$195	$84	$51	$134	$540	$185

Net Income Reconciliation
Operating earnings available to common shareholders	$219	$195	$84	$51	$134	$540	$185

Net investment gains (losses)	213	(34)	(1,091)	(722)	(714)	(458)	(1,436)
Net investment gains (losses) tax benefit (provision)	(73)	14	379	250	252	161	502

Net investment gains (losses), net of income tax	140	(20)	(712)	(472)	(462)	(297)	(934)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	19	33	15	(1)	(28)	25	(29)
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	(8)	(11)	(5)	—	10	(9)	10

Adjustments related to net investment gains (losses), net of income tax (1)	11	22	10	(1)	(18)	16	(19)

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	370	197	(618)	(422)	(346)	259	(768)
Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	370	197	(618)	(422)	(346)	259	(768)
Net income (loss) attributable to noncontrolling interests	—	—	(1)	—	—	1	—

Net income (loss)	$370	$197	$(619)	$(422)	$(346)	$260	$(768)

Premiums, Fees and Other Revenues	$554	$1,099	$689	$378	$749	$1,160	$1,127

INSTITUTIONAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
NON-MEDICAL HEALTH & OTHER

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2008	2008	2008	2009	2009	2008	2009

REVENUES
Premiums	$1,412	$1,405	$1,450	$1,471	$1,455	$2,803	$2,926
Universal life and investment-type product policy fees	2	2	4	3	2	4	5
Investment income, net	192	176	154	136	178	382	314
Other revenues	96	101	98	98	97	206	195

Total revenues	1,702	1,684	1,706	1,708	1,732	3,395	3,440

EXPENSES
Policyholder benefits and dividends	1,225	1,253	1,251	1,286	1,286	2,413	2,572
Interest credited to policyholder account balances	6	6	7	6	6	12	12
Other expenses	331	341	339	341	345	651	686

Total expenses	1,562	1,600	1,597	1,633	1,637	3,076	3,270

Operating earnings before provision for income tax	140	84	109	75	95	319	170
Provision for income tax	47	28	38	25	32	108	57

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$93	$56	$71	$50	$63	$211	$113

Net Income Reconciliation
Operating earnings available to common shareholders	$93	$56	$71	$50	$63	$211	$113

Net investment gains (losses)	(92)	199	1,793	(880)	(396)	12	(1,276)
Net investment gains (losses) tax benefit (provision)	32	(70)	(627)	307	139	(4)	446

Net investment gains (losses), net of income tax	(60)	129	1,166	(573)	(257)	8	(830)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	13	23	4	2	(1)	20	1
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	(4)	(9)	(1)	(1)	1	(7)	—

Adjustments related to net investment gains (losses), net of income tax (1)	9	14	3	1	—	13	1

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	42	199	1,240	(522)	(194)	232	(716)
Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	42	199	1,240	(522)	(194)	232	(716)
Net income attributable to noncontrolling interests	—	—	—	—	—	—	—

Net income (loss)	$42	$199	$1,240	$(522)	$(194)	$232	$(716)

Premiums, Fees and Other Revenues	$1,510	$1,508	$1,552	$1,572	$1,554	$3,013	$3,126
Group Disability Premiums, Fees and Other Revenues (Included in Total)	$404	$395	$418	$404	$377	$842	$781

Incurred Loss Ratio (Morbidity Experience) of Group Disability	89.7%	95.6%	92.9%	86.0%	87.6%

INSTITUTIONAL
FUTURE POLICY BENEFITS, POLICYHOLDER ACCOUNT BALANCES AND SEPARATE ACCOUNT LIABILITIES
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

GROUP LIFE
	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2008	2008	2008	2009	2009

Balance, beginning of period	$17,637	$17,899	$17,648	$17,390	$17,652
Premiums and deposits	3,697	3,299	3,163	3,429	3,495
Interest on reserves	146	163	162	147	157
Surrenders and withdrawals	(1,597)	(1,805)	(1,702)	(1,408)	(1,447)
Benefits and reserves	(1,750)	(1,691)	(1,713)	(1,815)	(1,815)
Other	(234)	(217)	(168)	(91)	(155)

Balance, end of period	$17,899	$17,648	$17,390	$17,652	$17,887

RETIREMENT & SAVINGS
	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2008	2008	2008	2009	2009

Balance, beginning of period	$92,653	$94,202	$95,834	$101,107	$95,666
Premiums and deposits	9,267	12,761	19,552	13,099	16,263
Interest on reserves	1,151	1,051	1,081	1,064	1,003
Surrenders and withdrawals	(7,329)	(10,512)	(15,120)	(18,167)	(17,917)
Benefits and reserves	(747)	(802)	(734)	(726)	(718)
Other	(793)	(866)	494	(711)	(689)

Balance, end of period	$94,202	$95,834	$101,107	$95,666	$93,608

NON-MEDICAL HEALTH & OTHER
	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2008	2008	2008	2009	2009

Balance, beginning of period	$11,301	$11,539	$11,822	$12,120	$12,367
Premiums and deposits	1,385	1,389	1,429	1,435	1,410
Interest on reserves	120	125	127	125	133
Surrenders and withdrawals	8	(2)	(14)	12	23
Benefits and reserves	(1,252)	(1,281)	(1,271)	(1,308)	(1,311)
Other	(23)	52	27	(17)	(43)

Balance, end of period	$11,539	$11,822	$12,120	$12,367	$12,579

SEPARATE ACCOUNT LIABILITIES

GROUP LIFE
	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2008	2008	2008	2009	2009

Balance, beginning of period	$16,649	$15,597	$16,527	$15,366	$13,145
Premiums and deposits	167	132	236	118	63
Investment performance	(142)	(627)	(949)	(170)	557
Surrenders and withdrawals	(290)	(144)	(119)	(782)	(117)
Policy charges	(35)	(33)	(34)	(36)	(99)
Other	(752)	1,602	(295)	(1,351)	(635)

Balance, end of period	$15,597	$16,527	$15,366	$13,145	$12,914

RETIREMENT & SAVINGS
	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2008	2008	2008	2009	2009

Balance, beginning of period	$34,510	$33,482	$32,628	$30,783	$29,899
Premiums and deposits	690	1,309	1,266	1,569	607
Investment performance	(229)	(1,301)	(235)	(834)	1,081
Surrenders and withdrawals	(1,228)	(1,243)	(1,482)	(1,119)	(1,009)
Policy charges	(23)	(21)	(19)	(19)	(20)
Other	(238)	402	(1,375)	(481)	(812)

Balance, end of period	$33,482	$32,628	$30,783	$29,899	$29,746

NON-MEDICAL HEALTH & OTHER
	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2008	2008	2008	2009	2009

Balance, beginning of period	$645	$667	$705	$763	$793
Premiums and deposits	55	44	49	60	67
Investment performance	(16)	(6)	27	(15)	23
Surrenders and withdrawals	(14)	(4)	(9)	(18)	(29)
Policy charges	(4)	(5)	(9)	(6)	(5)
Other	1	9	—	9	(17)

Balance, end of period	$667	$705	$763	$793	$832

INSTITUTIONAL
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2008	2008	2008	2009	2009

Direct and allocated expenses	$434	$452	$441	$424	$419
Pension and other post-retirement benefit costs	2	2	31	26	40
Premium tax and other tax, licenses and fees	54	58	44	53	60

	490	512	516	503	519
Commissions and other expenses	102	100	114	98	108

Total Other Expenses	$592	$612	$630	$601	$627

INSTITUTIONAL
SPREADS BY PRODUCT

GROUP LIFE	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited	2008	2008	2008	2009	2009

Investment income yield	6.31%	5.82%	5.38%	5.20%	5.32%
Average crediting rate	3.62%	3.55%	3.40%	3.23%	3.14%

Annualized general account spread	2.69%	2.27%	1.98%	1.97%	2.18%

RETIREMENT & SAVINGS	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited	2008	2008	2008	2009	2009

Investment income yield	5.88%	5.69%	4.95%	3.99%	4.43%
Average crediting rate	4.59%	4.73%	4.71%	4.16%	4.09%

Annualized general account spread	1.29%	0.96%	0.24%	(0.17%)	0.34%

NON-MEDICAL HEALTH & OTHER	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited	2008	2008	2008	2009	2009

Investment income yield	6.20%	5.34%	4.25%	3.60%	5.01%
Average crediting rate	4.84%	4.85%	4.73%	4.68%	4.76%

Annualized general account spread	1.36%	0.49%	(0.48%)	(1.08%)	0.25%

INDIVIDUAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2008	2008	2008	2009	2009	2008	2009

REVENUES
Premiums	$1,067	$1,074	$1,277	$1,137	$1,165	$2,130	$2,302
Universal life and investment-type product policy fees	898	873	733	771	775	1,776	1,546
Investment income, net	1,690	1,645	1,509	1,568	1,762	3,375	3,330
Other revenues	154	147	121	105	116	303	221

Total revenues	3,809	3,739	3,640	3,581	3,818	7,584	7,399

EXPENSES
Policyholder benefits and dividends	1,757	1,744	1,991	2,000	1,990	3,465	3,990
Interest credited to policyholder account balances	494	492	540	580	609	996	1,189
Capitalization of deferred policy acquisition costs	(388)	(398)	(474)	(480)	(448)	(742)	(928)
Amortization of deferred policy acquisition costs	386	509	665	489	76	803	565
Other expenses	1,078	1,070	1,078	1,144	1,173	2,111	2,317

Total expenses	3,327	3,417	3,800	3,733	3,400	6,633	7,133

Operating earnings before provision for income tax	482	322	(160)	(152)	418	951	266
Provision for income tax expense (benefit)	160	107	(54)	(54)	142	317	88

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$322	$215	$(106)	$(98)	$276	$634	$178

Net Income Reconciliation
Operating earnings available to common shareholders	$322	$215	$(106)	$(98)	$276	$634	$178

Net investment gains (losses)	(256)	353	652	13	(1,548)	(354)	(1,535)
Net investment gains (losses) tax benefit (provision)	89	(126)	(224)	(7)	542	124	535

Net investment gains (losses), net of income tax	(167)	227	428	6	(1,006)	(230)	(1,000)

Adjustments related to universal life and investment-type product policy fees	(3)	—	16	(6)	(11)	2	(17)
Adjustments related to policyholder benefits and dividends	(77)	(71)	(93)	(11)	—	(154)	(11)
Adjustments related to other expenses	144	(1)	(778)	(183)	625	258	442
Adjustments related to tax benefit (provision)	(21)	27	297	71	(216)	(35)	(145)

Adjustments related to net investment gains (losses), net of income tax (1)	43	(45)	(558)	(129)	398	71	269

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	1	3	(20)	24	—	—	24

Net income (loss) available to MetLife, Inc.’s common shareholders	199	400	(256)	(197)	(332)	475	(529)
Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	199	400	(256)	(197)	(332)	475	(529)
Net income attributable to noncontrolling interests	—	—	—	—	—	—	—

Net income (loss)	$199	$400	$(256)	$(197)	$(332)	$475	$(529)

Premiums, Fees and Other Revenues	$2,119	$2,094	$2,131	$2,013	$2,056	$4,209	$4,069

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to policyholder dividend obligation and amounts allocated to certain participating contracts.

INDIVIDUAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
TRADITIONAL LIFE

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September	December	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2008	30, 2008	31, 2008	2009	2009	2008	2009

REVENUES
Premiums	$986	$1,015	$1,138	$985	$1,026	$1,967	$2,011
Universal life and investment-type product policy fees	—	—	—	—	1	—	1
Investment income, net	834	811	724	727	769	1,634	1,496
Other revenues	(1)	2	—	1	2	—	3

Total revenues	1,819	1,828	1,862	1,713	1,798	3,601	3,511

EXPENSES
Policyholder benefits and dividends	1,448	1,468	1,566	1,474	1,545	2,877	3,019
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of deferred policy acquisition costs	(63)	(66)	(56)	(76)	(87)	(121)	(163)
Amortization of deferred policy acquisition costs	45	56	51	9	55	90	64
Other expenses	244	238	241	254	279	475	533

Total expenses	1,674	1,696	1,802	1,661	1,792	3,321	3,453

Operating earnings before provision for income tax	145	132	60	52	6	280	58
Provision for income tax	47	43	20	17	2	91	19

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$98	$89	$40	$35	$4	$189	$39

Net Income Reconciliation
Operating earnings available to common shareholders	$98	$89	$40	$35	$4	$189	$39

Net investment gains (losses)	12	(21)	(31)	78	(192)	(129)	(114)
Net investment gains (losses) tax benefit (provision)	(4)	5	15	(28)	67	46	39

Net investment gains (losses), net of income tax	8	(16)	(16)	50	(125)	(83)	(75)

Adjustments related to universal life and investment-type product policy fees	—	1	(1)	—	—	—	—
Adjustments related to policyholder benefits and dividends	(77)	(71)	(93)	(11)	—	(154)	(11)
Adjustments related to other expenses	44	29	(96)	(73)	47	137	(26)
Adjustments related to tax benefit (provision)	13	14	65	30	(17)	8	13

Adjustments related to net investment gains (losses), net of income tax (1)	(20)	(27)	(125)	(54)	30	(9)	(24)

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	1	(5)	5	—	(2)	5

Net income (loss) available to MetLife, Inc.’s common shareholders	86	47	(106)	36	(91)	95	(55)
Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	86	47	(106)	36	(91)	95	(55)
Net income attributable to noncontrolling interests	—	—	—	—	—	—	—

Net income (loss)	$86	$47	$(106)	$36	$(91)	$95	$(55)

Premiums, Fees and Other Revenues	$985	$1,017	$1,138	$986	$1,029	$1,967	$2,015

INDIVIDUAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
VARIABLE & UNIVERSAL LIFE

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2008	2008	2008	2009	2009	2008	2009

REVENUES
Premiums	$—	$—	$—	$—	$—	$—	$—
Universal life and investment-type product policy fees	395	389	354	418	379	786	797
Investment income, net	214	210	187	179	232	432	411
Other revenues	1	4	—	—	2	2	2

Total revenues	610	603	541	597	613	1,220	1,210

EXPENSES
Policyholder benefits and dividends	140	146	154	201	92	297	293
Interest credited to policyholder account balances	154	157	155	159	161	304	320
Capitalization of deferred policy acquisition costs	(103)	(95)	(93)	(75)	(76)	(203)	(151)
Amortization of deferred policy acquisition costs	115	135	46	154	65	243	219
Other expenses	212	214	206	191	191	427	382

Total expenses	518	557	468	630	433	1,068	1,063

Operating earnings before provision for income tax	92	46	73	(33)	180	152	147
Provision for income tax expense (benefit)	30	15	25	(11)	59	50	48

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$62	$31	$48	$(22)	$121	$102	$99

Net Income Reconciliation
Operating earnings available to common shareholders	$62	$31	$48	$(22)	$121	$102	$99

Net investment gains (losses)	(26)	(2)	69	(130)	(150)	(60)	(280)
Net investment gains (losses) tax benefit (provision)	9	—	(24)	45	53	21	98

Net investment gains (losses), net of income tax	(17)	(2)	45	(85)	(97)	(39)	(182)

Adjustments related to universal life and investment-type product policy fees	(3)	(1)	17	(6)	(11)	2	(17)
Adjustments related to policyholder benefits and dividends	—	—	—	—	—	—	—
Adjustments related to other expenses	11	5	(29)	25	34	10	59
Adjustments related to tax benefit (provision)	(3)	(1)	4	(6)	(9)	(4)	(15)

Adjustments related to net investment gains (losses), net of income tax	5	3	(8)	13	14	8	27

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	1	2	(13)	14	—	2	14

Net income (loss) available to MetLife, Inc.’s common shareholders	51	34	72	(80)	38	73	(42)
Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	51	34	72	(80)	38	73	(42)
Net income attributable to noncontrolling interests	—	—	—	—	—	—	—

Net income (loss)	$51	$34	$72	$(80)	$38	$73	$(42)

Premiums, Fees and Other Revenues	$396	$393	$354	$418	$381	$788	$799

INDIVIDUAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
ANNUITIES

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2008	2008	2008	2009	2009	2008	2009

REVENUES
Premiums	$81	$59	$139	$152	$139	$163	$291
Universal life and investment-type product policy fees	444	430	338	315	352	875	667
Investment income, net	598	583	557	623	724	1,223	1,347
Other revenues	47	43	33	30	34	89	64

Total revenues	1,170	1,115	1,067	1,120	1,249	2,350	2,369

EXPENSES
Policyholder benefits and dividends	169	130	271	325	353	291	678
Interest credited to policyholder account balances	321	316	366	402	428	655	830
Capitalization of deferred policy acquisition costs	(222)	(237)	(325)	(329)	(285)	(418)	(614)
Amortization of deferred policy acquisition costs	226	318	568	326	(44)	470	282
Other expenses	455	463	495	578	575	879	1,153

Total expenses	949	990	1,375	1,302	1,027	1,877	2,329

Operating earnings before provision for income tax	221	125	(308)	(182)	222	473	40
Provision for income tax expense (benefit)	75	42	(104)	(64)	78	160	14

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$146	$83	$(204)	$(118)	$144	$313	$26

Net Income Reconciliation
Operating earnings available to common shareholders	$146	$83	$(204)	$(118)	$144	$313	$26

Net investment gains (losses)	(230)	365	629	100	(1,175)	(129)	(1,075)
Net investment gains (losses) tax benefit (provision)	80	(128)	(220)	(36)	411	45	375

Net investment gains (losses), net of income tax	(150)	237	409	64	(764)	(84)	(700)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	—	—	—	—	—	—	—
Adjustments related to other expenses	89	(35)	(653)	(135)	544	111	409
Adjustments related to tax benefit (provision)	(31)	14	228	47	(190)	(39)	(143)

Adjustments related to net investment gains (losses), net of income tax	58	(21)	(425)	(88)	354	72	266

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	(2)	1	—	—	1

Net income (loss) available to MetLife, Inc.’s common shareholders	54	299	(222)	(141)	(266)	301	(407)
Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	54	299	(222)	(141)	(266)	301	(407)
Net income attributable to noncontrolling interests	—	—	—	—	—	—	—

Net income (loss)	$54	$299	$(222)	$(141)	$(266)	$301	$(407)

Premiums, Fees and Other Revenues	$572	$532	$510	$497	$525	$1,127	$1,022

INDIVIDUAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
OTHER

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2008	2008	2008	2009	2009	2008	2009

REVENUES
Premiums	$—	$—	$—	$—	$—	$—	$—
Universal life and investment-type product policy fees	59	54	41	38	43	115	81
Investment income, net	44	41	41	39	37	86	76
Other revenues	107	98	88	74	78	212	152

Total revenues	210	193	170	151	158	413	309

EXPENSES
Policyholder benefits and dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	19	19	19	19	20	37	39
Capitalization of deferred policy acquisition costs	—	—	—	—	—	—	—
Amortization of deferred policy acquisition costs	—	—	—	—	—	—	—
Other expenses	167	155	136	121	128	330	249

Total expenses	186	174	155	140	148	367	288

Operating earnings before provision for income tax	24	19	15	11	10	46	21
Provision for income tax	8	7	5	4	3	16	7

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$16	$12	$10	$7	$7	$30	$14

Net Income Reconciliation
Operating earnings available to common shareholders	$16	$12	$10	$7	$7	$30	$14

Net investment gains (losses)	(12)	11	(15)	(35)	(31)	(36)	(66)
Net investment gains (losses) tax benefit (provision)	4	(3)	5	12	11	12	23

Net investment gains (losses), net of income tax	(8)	8	(10)	(23)	(20)	(24)	(43)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	—	—	—	—	—	—	—
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	—	—	—	—	—	—	—

Adjustments related to net investment gains (losses), net of income tax	—	—	—	—	—	—	—

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	—	4	—	—	4

Net income (loss) available to MetLife, Inc.’s common shareholders	8	20	—	(12)	(13)	6	(25)
Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	8	20	—	(12)	(13)	6	(25)
Net income attributable to noncontrolling interests	—	—	—	—	—	—	—

Net income (loss)	$8	$20	$—	$(12)	$(13)	$6	$(25)

Premiums, Fees and Other Revenues	$166	$152	$129	$112	$121	$327	$233

INDIVIDUAL
PREMIUMS AND DEPOSITS BY PRODUCT (1)

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2008	2008	2008	2009	2009

Life First Year and Renewal, Annuity Type
Life First Year Premiums and Deposits (2)
Traditional Life	$52	$50	$54	$56	$70
Variable Life 1st Year	41	46	37	32	35
Universal Life 1st Year	149	162	137	116	133

Total Life First Year Premiums & Deposits	242	258	228	204	238

Life Renewal Premiums and Deposits
Traditional Life	1,052	1,035	1,198	987	1,047
Variable & Universal Life	552	566	572	601	550

Total Life Renewal Premiums and Deposits	1,604	1,601	1,770	1,588	1,597

Annuities Deposits (3)
Fixed Annuity Deposits	277	499	4,122	3,645	949
Variable Annuity Deposits	3,538	3,787	3,424	3,737	4,507

Total Annuity Deposits	3,815	4,286	7,546	7,382	5,456

Total Premiums and Deposits	$5,661	$6,145	$9,544	$9,174	$7,291

Separate Account and General Account
Separate Accounts
Variable & Universal Life	$251	$248	$243	$228	$216
Variable Annuities	2,285	2,212	2,005	2,147	2,775

Total Separate Accounts	2,536	2,460	2,248	2,375	2,991

General Accounts
Traditional Life	1,104	1,085	1,252	1,043	1,117
Variable & Universal Life	491	526	503	521	502
Fixed Annuities	277	499	4,122	3,645	949
Variable Annuities	1,253	1,575	1,419	1,590	1,732

Total General Account	3,125	3,685	7,296	6,799	4,300

Total Premiums and Deposits	$5,661	$6,145	$9,544	$9,174	$7,291

Percentage of Premiums and Deposits to Separate Accounts, Excluding Transfers from General Account
Variable & Universal Life	33.8%	32.0%	32.6%	30.4%	30.1%
Annuities	59.9%	51.6%	26.6%	29.1%	50.9%

(1)	Statutory premiums direct and assumed, excluding Company-sponsored internal exchanges.

(2)	Of the $238 million of Total Life First Year Premiums and Deposits received during the three months ended June 30, 2009, approximately 42% were distributed through MetLife agents, 17% through New England Financial agents, 40% through MetLife’s Third Party channels and 1% through other distribution channels.

(3)	Of the $5,456 million of Total Annuity Deposits received during the three months ended June 30, 2009, approximately 19% were distributed through MetLife agents, 6% through New England Financial agents, 66% through MetLife’s Third Party channels, 8% through MetLife Resources representatives and 1% through other distribution channels.

INDIVIDUAL
ADDITIONAL STATISTICAL INFORMATION

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited	2008	2008	2008	2009	2009

Mortality as a Percentage of Expected	89.8%	83.2%	83.9%	82.6%	74.9%

Lapse / Surrender (General and Separate Account) (1)
Traditional Life	5.9%	5.9%	6.1%	6.4%	6.7%
Variable & Universal Life	5.5%	5.5%	5.7%	6.2%	6.6%
Variable Annuities	9.7%	9.5%	9.5%	9.3%	8.6%
Fixed Annuities	12.5%	11.2%	11.3%	10.4%	9.4%

Actual Number of Sales Representatives
MetLife Distribution	7,123	7,160	7,066	7,204	7,071
New England Financial	2,278	2,335	2,278	2,316	2,332
MetLife Resources	734	701	703	661	659
Walnut Street and Tower Square Securities	1,371	1,361	1,329	1,333	1,307

Total Agents	11,506	11,557	11,376	11,514	11,369

(1)	Lapse/Surrender rates are calculated for the most recent 12 months of experience, excluding Company-sponsored internal exchanges.

INDIVIDUAL
FUTURE POLICY BENEFITS, POLICYHOLDER ACCOUNT BALANCES AND SEPARATE ACCOUNT LIABILITIES
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

TRADITIONAL LIFE
	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2008	2008	2008	2009	2009

Balance, beginning of period	$52,452	$52,596	$52,734	$52,969	$53,346
Premiums and deposits (1)	1,075	1,099	1,227	1,065	1,108
Interest on reserves	533	535	539	555	555
Surrenders and withdrawals	(459)	(453)	(491)	(527)	(541)
Benefit payments	(546)	(528)	(541)	(563)	(534)
Other	(459)	(515)	(499)	(153)	(498)

Balance, end of period	$52,596	$52,734	$52,969	$53,346	$53,436

VARIABLE & UNIVERSAL LIFE
	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2008	2008	2008	2009	2009

Balance, beginning of period	$15,720	$15,849	$16,046	$16,191	$16,451
Premiums and deposits (1) (2)	491	528	500	522	503
Interest on reserves	155	157	156	159	161
Surrenders and withdrawals	(135)	(126)	(181)	(118)	(167)
Net transfers from (to) separate account	9	22	44	31	127
Policy charges	(378)	(390)	(389)	(391)	(394)
Benefit payments	(39)	(43)	(30)	(49)	(35)
Other	26	49	45	106	45

Balance, end of period	$15,849	$16,046	$16,191	$16,451	$16,691

ANNUITIES
	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2008	2008	2008	2009	2009

Balance, beginning of period	$41,096	$40,916	$41,765	$47,937	$51,415
Premiums and deposits (1) (2)	1,635	2,127	5,622	5,335	2,768
Interest on reserves	401	405	457	495	529
Surrenders and withdrawals	(1,154)	(1,130)	(1,615)	(1,413)	(923)
Net transfers from (to) separate account	(683)	(315)	1	(231)	(1,217)
Policy charges	(4)	(6)	(8)	(11)	(12)
Benefit payments	(287)	(267)	(287)	(315)	(374)
Other	(88)	35	2,002	(382)	(958)

Balance, end of period	$40,916	$41,765	$47,937	$51,415	$51,228

SEPARATE ACCOUNT LIABILITIES

VARIABLE & UNIVERSAL LIFE
	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2008	2008	2008	2009	2009

Balance, beginning of period	$9,928	$9,798	$8,831	$7,192	$6,742
Premiums and deposits (1)	296	273	257	228	216
Investment performance	(29)	(914)	(1,565)	(351)	755
Surrenders and withdrawals	(226)	(156)	(120)	(145)	(127)
Net transfers from (to) fixed account	(9)	(22)	(44)	(31)	(127)
Policy charges	(160)	(159)	(150)	(150)	(147)
Other	(2)	11	(17)	(1)	(2)

Balance, end of period	$9,798	$8,831	$7,192	$6,742	$7,310

ANNUITIES
	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2008	2008	2008	2009	2009

Balance, beginning of period	$84,826	$84,273	$75,938	$62,264	$59,194
Premiums and deposits (1)	2,477	2,404	2,149	2,260	2,894
Investment performance	(930)	(8,645)	(13,820)	(3,945)	8,872
Surrenders and withdrawals	(2,397)	(2,047)	(1,723)	(1,350)	(1,317)
Net transfers from (to) fixed account	683	315	(1)	231	1,217
Policy charges	(384)	(364)	(288)	(271)	(322)
Other	(2)	2	9	5	—

Balance, end of period	$84,273	$75,938	$62,264	$59,194	$70,538

(1)	Includes Company-sponsored internal exchanges.

(2)	Includes premiums and deposits directed to General Account investment option of a variable life or variable annuity product.

INDIVIDUAL
EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2008	2008	2008	2009	2009	2008	2009

INSURANCE EXPENSES (NET OF CAPITALIZATION OF DAC)
Insurance expenses	$920	$929	$1,009	$1,037	$1,044	$1,790	$2,081
DAC capitalization (1)	(402)	(405)	(485)	(491)	(458)	(769)	(949)

Net	$518	$524	$524	$546	$586	$1,021	$1,132

EXPENSES
Commissions	$313	$321	$397	$382	$358	$605	$740
Other deferrable expenses	164	162	158	175	170	311	345
Direct and allocated expenses, not deferred	403	401	395	388	411	789	799
Pension and other post-retirement benefit costs	11	11	37	57	74	22	131
Premium tax and other tax, licenses and fees	29	34	22	34	31	63	65
Other	—	—	—	—	—	—	—

Total insurance expenses	920	929	1,009	1,036	1,044	1,790	2,080
Broker-dealer and other expenses	169	155	138	123	130	335	253
Reinsurance allowances	(11)	(14)	(69)	(15)	(1)	(14)	(16)

Total other expenses	$1,078	$1,070	$1,078	$1,144	$1,173	$2,111	$2,317

(1)	Excludes $14 million, $7 million, $11 million, $11 million, and $10 million of DAC capitalization related to reinsurance allowances for the three months ended June 30, 2008, September 30, 2008, December 31, 2008, March 31, 2009, and June 30, 2009, respectively.

INDIVIDUAL
SPREADS BY PRODUCT

VARIABLE & UNIVERSAL LIFE
	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited	2008	2008	2008	2009	2009

Investment income yield	6.35%	6.13%	5.30%	4.97%	6.24%
Average crediting rate	4.54%	4.49%	4.47%	4.59%	4.56%

Annualized general account spread	1.81%	1.64%	0.83%	0.38%	1.68%

ANNUITIES
	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited	2008	2008	2008	2009	2009

Investment income yield	6.02%	5.72%	5.05%	5.20%	5.84%
Average crediting rate	3.75%	3.71%	3.88%	3.86%	3.96%

Annualized general account spread	2.27%	2.01%	1.17%	1.34%	1.88%

INTERNATIONAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions, except number of sales representatives)	2008	2008	2008	2009	2009	2008	2009

REVENUES
Premiums	$920	$893	$753	$721	$777	$1,824	$1,498
Universal life and investment-type product policy fees	293	264	248	210	226	583	436
Investment income, net	381	311	234	168	359	635	527
Other revenues	6	—	5	2	2	13	4

Total revenues	1,600	1,468	1,240	1,101	1,364	3,055	2,465

EXPENSES
Policyholder benefits and dividends	830	869	724	548	600	1,592	1,148
Interest credited to policyholder account balances	89	6	29	78	159	136	237
Capitalization of deferred policy acquisition costs	(203)	(204)	(152)	(145)	(140)	(442)	(285)
Amortization of deferred policy acquisition costs	99	36	133	95	98	212	193
Other expenses	574	580	378	338	437	1,130	775

Total expenses	1,389	1,287	1,112	914	1,154	2,628	2,068

Operating earnings before provision for income tax	211	181	128	187	210	427	397
Provision for income tax	59	63	50	56	52	144	108

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$152	$118	$78	$131	$158	$283	$289

Net Income Reconciliation

Operating earnings available to common shareholders	$152	$118	$78	$131	$158	$283	$289

Net investment gains (losses)	(161)	300	(54)	480	(603)	(10)	(123)
Net investment gains (losses) tax benefit (provision)	48	(111)	(24)	(155)	212	(8)	57

Net investment gains (losses), net of income tax	(113)	189	(78)	325	(391)	(18)	(66)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	210	(82)	(51)	(22)	39	145	17
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	(76)	29	18	6	(11)	(51)	(5)

Adjustments related to net investment gains (losses), net of income tax (1)	134	(53)	(33)	(16)	28	94	12

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	—		—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	173	254	(33)	440	(205)	359	235
Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	173	254	(33)	440	(205)	359	235
Net loss attributable to noncontrolling interests	(6)	(6)	(9)	(5)	(9)	(11)	(14)

Net income (loss)	$167	$248	$(42)	$435	$(214)	$348	$221

Premiums, Fees and Other Revenues	$1,219	$1,157	$1,006	$933	$1,005	$2,420	$1,938

Actual Number of Sales Representatives	5,067	5,136	5,137	4,874	5,747

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

INTERNATIONAL — LATIN AMERICA REGION
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions, except number of sales representatives)	2008	2008	2008	2009	2009	2008	2009

REVENUES
Premiums	$491	$481	$358	$348	$366	$983	$714
Universal life and investment-type product policy fees	172	150	133	122	136	331	258
Investment income, net	290	331	244	119	191	528	310
Other revenues	4	(2)	5	1	1	11	2

Total revenues	957	960	740	590	694	1,853	1,284

EXPENSES
Policyholder benefits and dividends	520	557	393	265	326	988	591
Interest credited to policyholder account balances	87	84	68	78	81	165	159
Capitalization of deferred policy acquisition costs	(52)	(50)	(34)	(34)	(41)	(102)	(75)
Amortization of deferred policy acquisition costs	40	(18)	57	32	34	72	66
Other expenses	223	244	93	71	177	418	248

Total expenses	818	817	577	412	577	1,541	989

Operating earnings before provision for income tax	139	143	163	178	117	312	295
Provision for income tax	42	44	48	56	31	108	87

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$97	$99	$115	$122	$86	$204	$208

Net Income Reconciliation

Operating earnings available to common shareholders	$97	$99	$115	$122	$86	$204	$208

Net investment gains (losses)	(83)	(34)	(78)	(8)	23	(45)	15
Net investment gains (losses) tax benefit (provision)	13	5	12	(3)	—	7	(3)

Net investment gains (losses), net of income tax	(70)	(29)	(66)	(11)	23	(38)	12

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	217	(82)	(51)	(22)	39	145	17
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	(76)	29	18	6	(11)	(51)	(5)

Adjustments related to net investment gains (losses), net of income tax (1)	141	(53)	(33)	(16)	28	94	12

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to MetLife, Inc.’s common shareholders	168	17	16	95	137	260	232
Preferred stock dividends	—	—	—	—	—	—	—

Net income attributable to MetLife, Inc.	168	17	16	95	137	260	232
Net income attributable to noncontrolling interests	—	—	—	—	—	—	—

Net income	$168	$17	$16	$95	$137	$260	$232

Premiums, Fees and Other Revenues	$667	$629	$496	$471	$503	$1,325	$974

Actual Number of Sales Representatives	264	194	139	118	120

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

INTERNATIONAL — ASIA PACIFIC REGION
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions, except number of sales representatives)	2008	2008	2008	2009	2009	2008	2009

REVENUES
Premiums	$332	$314	$302	$289	$329	$653	$618
Universal life and investment-type product policy fees	108	104	109	76	78	227	154
Investment income, net	79	(14)	(13)	50	147	86	197
Other revenues	2	1	—	—	1	2	1

Total revenues	521	405	398	415	555	968	970

EXPENSES
Policyholder benefits and dividends	286	287	305	258	253	560	511
Interest credited to policyholder account balances	1	(62)	(37)	6	63	(32)	69
Capitalization of deferred policy acquisition costs	(111)	(109)	(75)	(59)	(75)	(241)	(134)
Amortization of deferred policy acquisition costs	47	42	58	52	52	114	104
Other expenses	213	194	154	135	154	443	289

Total expenses	436	352	405	392	447	844	839

Operating earnings before provision for income tax	85	53	(7)	23	108	124	131
Provision for income tax expense (benefit)	20	24	7	2	22	42	24

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$65	$29	$(14)	$21	$86	$82	$107

Net Income Reconciliation

Operating earnings available to common shareholders	$65	$29	$(14)	$21	$86	$82	107

Net investment gains (losses)	(79)	335	31	486	(629)	30	(143)
Net investment gains (losses) tax benefit (provision)	35	(116)	(40)	(152)	213	(14)	61

Net investment gains (losses), net of income tax	(44)	219	(9)	334	(416)	16	(82)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	(7)	—	—	—	—	—	—
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	—	—	—	—	—	—	—

Adjustments related to net investment gains (losses), net of income tax (1)	(7)	—	—	—	—	—	—

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	14	248	(23)	355	(330)	98	25
Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	14	248	(23)	355	(330)	98	25
Net income attributable to noncontrolling interests	—	—	—	—	—	—

Net income (loss)	$14	$248	$(23)	$355	$(330)	$98	$25

Premiums, Fees and Other Revenues	$442	$419	$411	$365	$408	$882	$773

Actual Number of Sales Representatives	5,628	5,845	5,861	5,639	5,627

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

INTERNATIONAL — EUROPEAN REGION
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2008	2008	2008	2009	2009	2008	2009

REVENUES
Premiums	$97	$98	$93	$84	$82	$188	$166
Universal life and investment-type product policy fees	13	10	6	12	12	25	24
Investment income, net	12	(6)	3	(1)	21	21	20
Other revenues	—	1	—	1	—	—	1

Total revenues	122	103	102	96	115	234	211

EXPENSES
Policyholder benefits and dividends	24	25	26	25	21	44	46
Interest credited to policyholder account balances	1	(16)	(2)	(6)	15	3	9
Capitalization of deferred policy acquisition costs	(40)	(45)	(43)	(52)	(24)	(99)	(76)
Amortization of deferred policy acquisition costs	12	12	18	11	12	26	23
Other expenses	138	142	131	132	106	269	238

Total expenses	135	118	130	110	130	243	240

Operating earnings before provision for income tax	(13)	(15)	(28)	(14)	(15)	(9)	(29)
Provision for income tax expense (benefit)	(3)	(5)	(5)	(2)	(1)	(6)	(3)

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(10)	$(10)	$(23)	$(12)	$(14)	$(3)	$(26)

Net Income Reconciliation

Operating earnings available to common shareholders	$(10)	$(10)	$(23)	$(12)	$(14)	$(3)	(26)

Net investment gains (losses)	1	(1)	(7)	2	3	5	5
Net investment gains (losses) tax benefit (provision)	—	—	4	—	(1)	(1)	(1)

Net investment gains (losses), net of income tax	1	(1)	(3)	2	2	4	4

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	—	—	—	—	—	—	—
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	—	—	—	—	—	—	—

Adjustments related to net investment gains (losses), net of income tax (1)	—	—	—	—	—	—	—

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	(9)	(11)	(26)	(10)	(12)	1	(22)
Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	(9)	(11)	(26)	(10)	(12)	1	(22)
Net loss attributable to noncontrolling interests	(6)	(6)	(9)	(5)	(9)	(11)	(14)

Net loss	$(15)	$(17)	$(35)	$(15)	$(21)	$(10)	$(36)

Premiums, Fees and Other Revenues	$110	$109	$99	$97	$94	$213	$191

Actual Number of Sales Representatives	—	—	—	—	—

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

AUTO & HOME
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2008	2008	2008	2009	2009	2008	2009

REVENUES
Earned premiums	$742	$745	$739	$722	$726	$1,487	$1,448
Investment income, net	50	48	37	40	49	101	89
Other revenues	10	9	8	9	5	21	14

Total revenues	802	802	784	771	780	1,609	1,551

EXPENSES
Losses and loss adjustment expense	539	471	431	480	491	1,017	971
Loss adjustment expense	—	—	—	—	—	—	—
Policyholder benefits and dividends	2	1	1	(1)	1	3	—
Other expenses	205	196	200	193	192	408	385

Total expenses	746	668	632	672	684	1,428	1,356

Operating earnings before provision for income tax	56	134	152	99	96	181	195
Provision for income tax	4	33	40	23	20	31	43

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$52	$101	$112	$76	$76	$150	$152

Net Income Reconciliation

Operating earnings available to common shareholders	$52	$101	$112	$76	$76	$150	$152

Net investment gains (losses)	(13)	(67)	(43)	31	(8)	(24)	23
Net investment gains (losses) tax benefit (provision)	4	23	15	(11)	3	8	(8)

Net investment gains (losses), net of income tax	(9)	(44)	(28)	20	(5)	(16)	15

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	—	—	—	—	—	—	—
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	—	—	—	—	—	—	—

Adjustments related to net investment gains (losses), net of income tax	—	—	—	—	—	—	—

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to MetLife, Inc.’s common shareholders	43	57	84	96	71	134	167
Preferred stock dividends	—	—	—	—	—	—	—

Net income attributable to MetLife, Inc.	43	57	84	96	71	134	167
Net income attributable to noncontrolling interests	—	—	—	—	—	—	—

Net income	$43	$57	$84	$96	$71	$134	$167

Premiums, Fees and Other Revenues	$752	$754	$747	$731	$731	$1,508	$1,462

AUTO & HOME
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
AUTO

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2008	2008	2008	2009	2009	2008	2009

REVENUES
Earned premiums	$516	$517	$511	$497	$499	$1,033	$996
Investment income, net	35	35	28	25	30	72	55
Other revenues	7	5	4	5	3	14	8

Total revenues	558	557	543	527	532	1,119	1,059

EXPENSES
Losses and loss adjustment expense	315	292	342	317	349	645	666
Policyholder benefits and dividends	1	1	1	(1)	1	2	—
Other expenses	138	130	136	129	124	273	253

Total expenses	454	423	479	445	474	920	919

Operating earnings before provision for income tax	104	134	64	82	58	199	140
Provision for income tax	24	35	15	20	13	45	33

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$80	$99	$49	$62	$45	$154	$107

Net Income Reconciliation

Operating earnings available to common shareholders	$80	$99	$49	$62	$45	$154	$107

Net investment gains (losses)	(8)	(46)	(30)	19	(5)	(16)	14
Net investment gains (losses) tax benefit (provision)	2	16	10	(7)	2	5	(5)

Net investment gains (losses), net of income tax	(6)	(30)	(20)	12	(3)	(11)	9

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	—	—	—	—	—	—	—
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	—	—	—	—	—	—	—

Adjustments related to net investment gains (losses), net of income tax	—	—	—	—	—	—	—

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to MetLife, Inc.’s common shareholders	74	69	29	74	42	143	116
Preferred stock dividends	—	—	—	—	—	—	—

Net income attributable to MetLife, Inc.	74	69	29	74	42	143	116
Net income attributable to noncontrolling interests	—	—	—	—	—	—	—

Net income	$74	$69	$29	$74	$42	$143	$116

Premiums, Fees and Other Revenues	$523	$522	$515	$502	$502	$1,047	$1,004

AUTO & HOME
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
HOMEOWNERS & OTHER

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2008	2008	2008	2009	2009	2008	2009

REVENUES
Earned premiums	$226	$228	$228	$225	$227	$454	$452
Investment income, net	15	13	9	15	19	29	34
Other revenues	3	4	4	4	2	7	6

	244	245	241	244	248	490	492

EXPENSES
Losses and loss adjustment expense	224	179	89	163	142	372	305
Policyholder benefits and dividends	1	—	—	—	—	1	—
Other expenses	67	66	64	64	68	135	132

Total expenses	292	245	153	227	210	508	437

Operating earnings before provision for income tax	(48)	—	88	17	38	(18)	55
Provision for income tax expense (benefit)	(20)	(2)	25	3	7	(14)	10

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(28)	$2	$63	$14	$31	$(4)	$45

Net Income Reconciliation

Operating earnings available to common shareholders	$(28)	$2	$63	$14	$31	$(4)	$45

Net investment gains (losses)	(5)	(21)	(13)	12	(3)	(8)	9
Net investment gains (losses) tax benefit (provision)	2	7	5	(4)	1	3	(3)

Net investment gains (losses), net of income tax	(3)	(14)	(8)	8	(2)	(5)	6

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	—	—	—	—	—	—	—
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	—	—	—	—	—	—	—

Adjustments related to net investment gains (losses), net of income tax	—	—	—	—	—	—	—

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	(31)	(12)	55	22	29	(9)	51
Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	(31)	(12)	55	22	29	(9)	51
Net income attributable to noncontrolling interests	—	—	—	—	—	—	—

Net income (loss)	$(31)	$(12)	$55	$22	$29	$(9)	$51

Premiums, Fees and Other Revenues	$229	$232	$232	$229	$229	$461	$458

AUTO & HOME
WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2008	2008	2008	2009	2009

Written Premiums by Product
Automobile	$520	$520	$490	$496	$503
Homeowners	223	237	207	182	231
Other	13	13	11	21	13

Total	$756	$770	$708	$699	$747

Selected Financial Information and Supplemental Data
Total Auto & Home
Loss and loss adjustment expense ratio	72.6%	63.1%	58.3%	66.5%	67.7%
Policyholder benefits and dividends	0.2%	0.2%	0.2%	(0.1%)	0.2%
Other expense ratio	27.3%	26.4%	27.0%	26.7%	26.2%
Payment fees credit	(0.6%)	(0.7%)	(0.6%)	(0.7%)	(0.6%)

Total combined ratio	99.5%	89.0%	84.9%	92.4%	93.5%
Effect of catastrophe losses	17.6%	9.4%	2.0%	4.3%	5.4%

Combined ratio excluding catastrophes	81.9%	79.6%	82.9%	88.1%	88.1%

Auto
Loss and loss adjustment expense ratio	60.9%	56.5%	67.0%	63.6%	69.8%
Policyholder benefits and dividends	0.2%	0.2%	0.2%	(0.1%)	0.2%
Other expense ratio	26.3%	25.1%	26.6%	26.0%	25.1%
Payment fees credit	(0.7%)	(0.7%)	(0.7%)	(0.8%)	(0.7%)

Total combined ratio	86.7%	81.1%	93.1%	88.7%	94.4%
Effect of catastrophe losses	2.7%	1.0%	0.0%	0.8%	0.7%

Combined ratio excluding catastrophes	84.0%	80.1%	93.1%	87.9%	93.7%

Homeowners & Other
Loss and loss adjustment expense ratio	99.3%	78.3%	38.9%	72.6%	63.3%
Policyholder benefits and dividends	0.2%	0.2%	0.1%	(0.1%)	0.2%
Other expense ratio	29.2%	28.9%	28.1%	28.4%	28.5%
Payment fees credit	(0.4%)	(0.4%)	(0.5%)	(0.5%)	(0.4%)

Total combined ratio	128.3%	107.0%	66.6%	100.4%	91.6%
Effect of catastrophe losses	51.8%	28.5%	6.7%	12.0%	15.9%

Combined ratio excluding catastrophes	76.5%	78.5%	59.9%	88.4%	75.7%

Pre-Tax Catastrophe Losses
Auto	$14	$5	$—	$4	$4
Homeowners & Other	117	65	15	27	36

Total	$131	$70	$15	$31	$40

Catastrophe points on combined ratios	17.6	9.4	2.0	4.3	5.5

CORPORATE, OTHER & ELIMINATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2008	2008	2008	2009	2009	2008	2009

REVENUES
Premiums	$12	$8	$2	$2	$4	$18	$6
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Investment income, net	237	159	155	50	132	490	182
Other revenues	10	42	120	267	283	22	550

Total revenues	259	209	277	319	419	530	738

EXPENSES
Policyholder benefits and dividends	14	12	12	(1)	4	24	3
Interest credited to policyholder account balances	—	—	7	—	—	—	—
Interest credited to bank deposits	39	40	43	43	40	83	83
Interest expense	249	250	268	240	252	515	492
Other expenses	116	231	308	287	329	159	616

Total expenses	418	533	638	569	625	781	1,194

Operating earnings before provision for income tax	(159)	(324)	(361)	(250)	(206)	(251)	(456)
Provision for income tax expense (benefit)	(103)	(132)	(168)	(102)	(144)	(196)	(246)

Operating earnings	(56)	(192)	(193)	(148)	(62)	(55)	(210)
Preferred stock dividends	31	30	31	30	31	64	61

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(87)	$(222)	$(224)	$(178)	$(93)	$(119)	$(271)

Net Income Reconciliation

Operating earnings available to common shareholders	$(87)	$(222)	(224)	$(178)	$(93)	$(119)	$(271)

Net investment gains (losses)	(38)	(25)	1,039	330	(499)	(54)	(169)
Net investment gains (losses) tax benefit (provision)	15	(5)	(369)	(117)	180	21	63

Net investment gains (losses), net of income tax	(23)	(30)	670	213	(319)	(33)	(106)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	—	—	—	—	—	—	—

Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	—	—	—	—	—	—	—

Adjustments related to net investment gains (losses), net of income tax	—	—	—	—	—	—	—

Adjustments related to acquisition costs, net of income tax	—	—	—	(9)	—	—	(9)

Discontinued operations, net of income tax	61	(433)	58	12	—	81	12

Net income (loss) available to MetLife, Inc.’s common shareholders	(49)	(685)	504	38	(412)	(71)	(374)
Preferred stock dividends	31	30	31	30	31	64	61

Net income (loss) attributable to MetLife, Inc.	(18)	(655)	535	68	(381)	(7)	(313)
Net income (loss) attributable to noncontrolling interests	56	22	2	1	(7)	72	(6)

Net income (loss)	$38	$(633)	$537	$69	(388)	65	(319)

Premiums, Fees and Other Revenues	$22	$50	$122	$269	$287	$40	$556

METLIFE, INC.
INVESTMENT RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS

	At or For the Three Months Ended
Unaudited (In millions)	June 30,	September 30,	December 31,	March 31,	June 30,
	2008	2008	2008	2009	2009

Fixed Maturity Securities
Yield (1)	6.51%	6.38%	6.18%	5.70%	5.91%
Investment income (2)	$3,186	$3,107	$2,973	$2,800	$3,036
Investment gains (losses)	(306)	(919)	(526)	(609)	(378)
Ending carrying value (2)	231,896	212,912	189,197	192,337	213,034

Mortgage and Consumer Loans
Yield (1)	6.10%	5.99%	6.05%	5.32%	5.37%
Investment income (3)	674	687	737	680	694
Investment gains (losses)	(34)	26	(99)	(146)	(125)
Ending carrying value	48,158	50,606	51,364	53,044	52,500

Real Estate and Real Estate Joint Ventures (4)
Yield (1)	6.78%	2.84%	(2.36%)	(9.19%)	(8.83%)
Investment income (loss)	121	53	(44)	(172)	(162)
Investment gains (losses)	4	2	(13)	(25)	(68)
Ending carrying value	7,328	7,555	7,586	7,381	7,296

Policy Loans
Yield (1)	6.25%	6.09%	6.32%	6.40%	6.51%
Investment income	151	148	154	157	161
Ending carrying value	9,683	9,742	9,802	9,851	9,907

Equity Securities
Yield (1)	6.01%	4.00%	6.25%	3.92%	6.01%
Investment income	80	45	59	37	54
Investment gains (losses)	—	(181)	(63)	(269)	(108)
Ending carrying value	5,228	3,474	3,197	2,817	3,045

Other Limited Partnership Interests
Yield (1)	4.63%	(3.91%)	(20.14%)	(19.79%)	5.46%
Investment income (loss)	71	(62)	(311)	(253)	72
Investment gains (losses)	(12)	(16)	(109)	(97)	(247)
Ending carrying value	6,707	6,353	6,039	5,365	5,193

Cash and Short-term Investments
Yield (1)	2.66%	1.89%	0.71%	0.48%	0.45%
Investment income	86	78	48	36	24
Investment gains (losses)	—	—	2	(2)	2
Ending carrying value	15,343	22,751	38,085	30,320	21,330

Other Invested Assets (5), (6), (7), (8), (9)
Investment income	46	65	120	92	98
Investment gains (losses)	2	1,864	2,973	233	(3,033)
Ending carrying value	8,617	9,755	17,248	15,130	13,071

Total Investments
Gross investment income yield (1)	6.11%	5.63%	4.86%	4.24%	5.02%
Investment fees and expenses yield	(0.16%)	(0.15%)	(0.15%)	(0.13%)	(0.15%)

Net Investment Income Yield	5.95%	5.48%	4.71%	4.11%	4.87%

Gross investment income	4,415	4,121	3,736	3,377	3,977
Investment fees and expenses	(118)	(108)	(115)	(103)	(118)

Net Investment Income	$4,297	$4,013	$3,621	$3,274	$3,859

Ending carrying value	$332,960	$323,148	$322,518	$316,245	$325,376

Gross investment gains	$300	$1,109	$782	$571	$263
Gross investment losses (7)	(346)	(464)	(737)	(535)	(546)
Writedowns (7)	(262)	(1,048)	(546)	(1,041)	(846)

Subtotal	(308)	(403)	(501)	(1,005)	(1,129)
Derivatives not qualifying for hedge accounting (7), (8), (9)	(38)	1,179	2,666	90	(2,828)

Investment Gains (Losses)	(346)	776	2,165	(915)	(3,957)
Investment gains (losses) income tax benefit (provision)	115	(293)	(804)	325	1,394

Investment Gains (Losses), Net of Income Tax	$(231)	$483	$1,361	$(590)	$(2,563)

(1)	Yields are based on quarterly average asset carrying values, excluding recognized and unrealized investment gains (losses), and for yield calculation purposes, average ending assets exclude collateral received from counterparties associated with the Company’s securities lending program.

(2)	Fixed maturity securities includes $883 million, $787 million, $946 million, $922 million and $1,471 million in ending carrying value, and $9 million, ($95) million, ($56) million, $17 million and $130 million of investment income (loss) related to trading securities at or for the three months ended June 30, 2008, September 30, 2008, December 31, 2008, March 31, 2009 and June 30, 2009, respectively.

(3)	Investment income from mortgage and consumer loans includes prepayment fees.

(4)	Included in investment income from real estate and real estate joint ventures is $2 million related to discontinued operations for the three months ended both June 30, 2008 and September 30, 2008. Included in investment gains (losses) from real estate and real estate joint ventures is $8 million for the three months ended December 31, 2008. There were no discontinued operations from real estate and real estate joint ventures for any other period.

(5)	Included in investment income from other invested assets are scheduled periodic settlement payments on derivative instruments that do not qualify for hedge accounting under SFAS 133 of ($40) million, ($1) million, $53 million, $31 million and $32 million for the three months ended June 30, 2008, September 30, 2008, December 31, 2008, March 31, 2009 and June 30, 2009, respectively. These amounts are excluded from investment gains (losses). Additionally, excluded from investment gains (losses) is $13 million, $8 million, $7 million, ($2) million and $0 million for the three months ended June 30, 2008, September 30, 2008, December 31, 2008, March 31, 2009 and June 30, 2009, respectively, related to settlement payments on derivative instruments used to hedge interest rate and currency risk on policyholder account balances that do not qualify for hedge accounting. Such amounts are included within interest credited to policyholder account balances.

(6)	Other invested assets are principally comprised of freestanding derivatives with positive estimated fair values and leveraged leases. Freestanding derivatives with negative fair values are included within other liabilities. As yield is not considered a meaningful measure of performance for other invested assets, it has been excluded from the table above.

(7)	The components of investment gains (losses) for the three months ended September 30, 2008 are shown net of a realized gain under purchased credit default swaps that offsets losses incurred on certain fixed maturity securities.

(8)	Derivatives not qualifying for hedge accounting is comprised of amounts for freestanding derivatives of ($404) million, $1,148 million, $5,287 million, ($1,127) million and ($3,621) million; and embedded derivatives of $366 million, $31 million, ($2,621) million, $1,217 million and $793 million for the three months ended June 30, 2008, September 30, 2008, December 31, 2008, March 31, 2009 and June 30, 2009, respectively.

(9)	Included in investment gains (losses) from other invested assets are the net results of the hedged embedded derivatives related to certain variable annuities with guarantees of consolidated entities and operating joint ventures reported under the equity method of accounting of $16 million, ($37) million, ($64) million, ($20) million and $96 million for the three months ended June 30, 2008, September 30, 2008, December 31, 2008, March 31, 2009 and June 30, 2009, respectively. These amounts are excluded from investment income.

METLIFE, INC.
INVESTMENT RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS

	At or For the Year-to-Date Ended
Unaudited (In millions)	June 30,	September 30,	December 31,	March 31,	June 30,
	2008	2008	2008	2009	2009

Fixed Maturity Securities
Yield (1)	6.51%	6.46%	6.40%	5.70%	5.81%
Investment income (2)	$6,323	$9,430	$12,403	$2,800	$5,836
Investment gains (losses)	(509)	(1,428)	(1,954)	(609)	(987)
Ending carrying value (2)	231,896	212,912	189,197	192,337	213,034

Mortgage and Consumer Loans
Yield (1)	6.14%	6.09%	6.08%	5.32%	5.35%
Investment income (3)	1,350	2,037	2,774	680	1,374
Investment gains (losses)	(62)	(36)	(135)	(146)	(271)
Ending carrying value	48,158	50,606	51,364	53,044	52,500

Real Estate and Real Estate Joint Ventures (4)
Yield (1)	5.94%	4.86%	2.98%	(9.19%)	(9.01%)
Investment income (loss)	208	261	217	(172)	(334)
Investment gains (losses)	2	4	(9)	(25)	(93)
Ending carrying value	7,328	7,555	7,586	7,381	7,296

Policy Loans
Yield (1)	6.24%	6.19%	6.22%	6.40%	6.45%
Investment income	299	447	601	157	318
Ending carrying value	9,683	9,742	9,802	9,851	9,907

Equity Securities
Yield (1)	5.43%	5.01%	5.25%	3.92%	4.94%
Investment income	145	190	249	37	91
Investment gains (losses)	(10)	(191)	(254)	(269)	(377)
Ending carrying value	5,228	3,474	3,197	2,817	3,045

Other Limited Partnership Interests
Yield (1)	6.76%	3.08%	(2.77%)	(19.79%)	(6.59%)
Investment income (loss)	203	141	(170)	(253)	(181)
Investment gains (losses)	(15)	(31)	(140)	(97)	(344)
Ending carrying value	6,707	6,353	6,039	5,365	5,193

Cash and Short-term Investments
Yield (1)	2.89%	2.49%	1.62%	0.48%	0.47%
Investment income	181	259	307	36	60
Investment gains (losses)	1	1	3	(2)	0
Ending carrying value	15,343	22,751	38,085	30,320	21,330

Other Invested Assets (5), (6), (7), (8), (9)
Investment income	94	159	279	92	190
Investment gains (losses)	(471)	1,393	4,366	233	(2,800)
Ending carrying value	8,617	9,755	17,248	15,130	13,071

Total Investments
Gross investment income yield (1)	6.14%	5.97%	5.68%	4.24%	4.63%
Investment fees and expenses yield	(0.16%)	(0.16%)	(0.16%)	(0.13%)	(0.14%)

Net Investment Income Yield	5.98%	5.81%	5.52%	4.11%	4.49%

Gross investment income	8,803	12,924	16,660	3,377	7,354
Investment fees and expenses	(237)	(345)	(460)	(103)	(221)

Net Investment Income	$8,566	$12,579	$16,200	$3,274	$7,133

Ending carrying value	$332,960	$323,148	$322,518	$316,245	$325,376

Gross investment gains	$688	$1,797	$2,579	$571	$834
Gross investment losses (7)	(881)	(1,345)	(2,082)	(535)	(1,081)
Writedowns (7)	(448)	(1,496)	(2,042)	(1,041)	(1,887)

Subtotal	(641)	(1,044)	(1,545)	(1,005)	(2,134)
Derivatives not qualifying for hedge accounting (7), (8), (9)	(423)	756	3,422	90	(2,738)

Investment Gains (Losses)	(1,064)	(288)	1,877	(915)	(4,872)
Investment gains (losses) tax benefit (provision)	364	71	(733)	325	1,719

Investment Gains (Losses), Net of Income Tax	$(700)	$(217)	$1,144	$(590)	$(3,153)

(1)	Yields are based on quarterly average asset carrying values, excluding recognized and unrealized investment gains (losses), and for yield calculation purposes, average ending assets exclude collateral received from counterparties associated with the Company’s securities lending program.

(2)	Fixed maturity securities includes $883 million, $787 million, $946 million, $922 million and $1,471 million in ending carrying value, and ($42) million, ($137) million, ($193) million, $17 million and $147 million of investment income (loss) related to trading securities at or for the year-to-date ended June 30, 2008, September 30, 2008, December 31, 2008, March 31, 2009 and June 30, 2009, respectively.

(3)	Investment income from mortgage and consumer loans includes prepayment fees.

(4)	Included in investment income from real estate and real estate joint ventures is $1 million and $3 million related to discontinued operations for the year-to-date ended June 30, 2008 and September 30, 2008, respectively. Included in investment gains (losses) from real estate and real estate joint ventures is $8 million for the year ended December 31, 2008. There were no discontinued operations from real estate and real estate joint ventures for any other period.

(5)	Included in investment income from other invested assets are scheduled periodic settlement payments on derivative instruments that do not qualify for hedge accounting under SFAS 133 of ($47) million, ($48) million, $5 million, $31 million and $63 million for the year-to-date ended June 30, 2008, September 30, 2008, December 31, 2008, March 31, 2009 and June 30, 2009, respectively. These amounts are excluded from investment gains (losses). Additionally, excluded from investment gains (losses) is $28 million, $36 million, $43 million, ($2) million and ($2) million for the year-to-date ended June 30, 2008, September 30, 2008, December 31, 2008, March 31, 2009 and June 30, 2009, respectively, related to settlement payments on derivative instruments used to hedge interest rate and currency risk on policyholder account balances that do not qualify for hedge accounting. Such amounts are included within interest credited to policyholder account balances.

(6)	Other invested assets are principally comprised of freestanding derivatives with positive estimated fair values and leveraged leases. Freestanding derivatives with negative fair values are included within other liabilities. As yield is not considered a meaningful measure of performance for other invested assets, it has been excluded from the table above.

(7)	The components of investment gains (losses) for the three months ended September 30, 2008 are shown net of a realized gain under purchased credit default swaps that offsets losses incurred on certain fixed maturity securities.

(8)	Derivatives not qualifying for hedge accounting is comprised of amounts for freestanding derivatives of ($363) million, $785 million, $6,072 million, ($1,127) million and ($4,748) million; and embedded derivatives of ($60) million, ($29) million, ($2,650) million, $1,217 million and $2,010 million for the year-to-date ended June 30, 2008, September 30, 2008, December 31, 2008, March 31, 2009 and June 30, 2009, respectively.

(9)	Included in investment gains (losses) from other invested assets are the net results of the hedged embedded derivatives related to certain variable annuities with guarantees of consolidated entities and operating joint ventures reported under the equity method of accounting of ($4) million, ($41) million, ($105) million, ($20) million and $76 million for the year-to-date ended June 30, 2008, September 30, 2008, December 31, 2008, March 31, 2009 and June 30, 2009, respectively. These amounts are excluded from investment income.

METLIFE, INC.
GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITY SECURITIES AVAILABLE–FOR–SALE (1)

	June 30, 2008		September 30, 2008		December 31, 2008		March 31, 2009		June 30, 2009
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$6,952	75.0%	$9,141	54.8%	$8,034	27.9%	$6,951	24.2%	$6,220	31.9%
20% or more for less than six months	1,980	21.3%	5,665	34.0%	17,191	59.6%	12,494	43.4%	1,973	10.1%
20% or more for six months or greater	339	3.7%	1,871	11.2%	3,596	12.5%	9,312	32.4%	11,320	58.0%

Total Gross Unrealized Losses	$9,271	100.0%	$16,677	100.0%	$28,821	100.0%	$28,757	100.0%	$19,513	100.0%

Total Gross Unrealized Gains	$5,622		$4,478		$7,564		$5,562		$5,582

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE EQUITY SECURITIES AVAILABLE–FOR–SALE (1)

	June 30, 2008		September 30, 2008		December 31, 2008		March 31, 2009		June 30, 2009

Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$171	23.0%	$60	9.4%	$75	7.7%	$25	2.1%	$26	3.6%
20% or more for less than six months	567	76.0%	415	65.0%	519	53.0%	490	40.8%	143	19.8%
20% or more for six months or greater	8	1.0%	163	25.6%	384	39.3%	687	57.1%	552	76.6%

Total Gross Unrealized Losses	$746	100.0%	$638	100.0%	$978	100.0%	$1,202	100.0%	$721	100.0%

Total Gross Unrealized Gains	$399		$92		$44		$32		$87

(1)	The Company’s review of its Fixed Maturity Securities and Equity Securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

METLIFE, INC.
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE
BY SECTOR AND QUALITY DISTRIBUTION

	June 30, 2008		September 30, 2008		December 31, 2008		March 31, 2009		June 30, 2009
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities	$72,657	31.4%	$67,822	32.0%	$63,303	33.6%	$60,714	31.7%	$65,981	31.2%
Residential mortgage-backed securities	53,165	23.0%	46,912	22.1%	36,028	19.2%	38,115	19.9%	41,798	19.8%
Foreign corporate securities	36,401	15.8%	34,321	16.2%	29,679	15.8%	29,405	15.4%	33,607	15.9%
U.S. Treasury, agency and government guaranteed securities	20,131	8.7%	16,575	7.8%	21,310	11.3%	24,649	12.9%	27,673	13.1%
Commercial mortgage-backed securities	17,496	7.6%	15,829	7.5%	12,644	6.7%	12,981	6.8%	13,995	6.6%
Asset-backed securities	12,608	5.5%	12,763	6.0%	10,523	5.6%	11,032	5.7%	12,414	5.8%
Foreign government securities	12,833	5.6%	11,933	5.6%	10,153	5.4%	9,384	4.9%	10,560	5.0%
State and political subdivision securities	5,438	2.3%	5,912	2.8%	4,557	2.4%	5,112	2.7%	5,517	2.6%
Other fixed maturity securities	284	0.1%	58	0.0%	54	0.0%	23	0.0%	18	0.0%

Total fixed maturity securities available-for-sale	$231,013	100.0%	$212,125	100.0%	$188,251	100.0%	$191,415	100.0%	$211,563	100.0%

NAIC RATING (1) RATING AGENCY EQUIVALENT DESIGNATION
1 Aaa / Aa / A	$170,278	73.7%	$154,978	73.1%	$137,125	72.9%	$137,190	71.7%	$147,337	69.6%
2 Baa	45,313	19.6%	43,030	20.3%	38,761	20.6%	39,346	20.6%	45,949	21.7%
3 Ba	9,367	4.1%	8,786	4.1%	7,796	4.1%	8,697	4.5%	9,598	4.6%
4 B	5,424	2.3%	4,646	2.2%	3,779	2.0%	4,368	2.3%	5,717	2.7%
5 Caa and lower	604	0.3%	622	0.3%	715	0.4%	1,734	0.9%	2,756	1.3%
6 In or near default	27	0.0%	63	0.0%	75	0.0%	80	0.0%	206	0.1%

Total fixed maturity securities available-for-sale	$231,013	100.0%	$212,125	100.0%	$188,251	100.0%	$191,415	100.0%	$211,563	100.0%

(1)    Amounts presented are based on rating agency designations. Comparisons between the National Association of Insurance Commissioners (“NAIC”) ratings and rating agency designations are published by the NAIC.

METLIFE, INC.

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE

	June 30, 2008		September 30, 2008		December 31, 2008		March 31, 2009		June 30, 2009

Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$8,657	24.6%	$8,581	23.9%	$8,837	24.6%	$8,757	24.4%	$8,679	24.8%
South Atlantic	7,861	22.3%	8,099	22.6%	8,101	22.5%	8,064	22.5%	7,627	21.8%
Middle Atlantic	5,291	15.1%	5,784	16.1%	5,931	16.5%	6,129	17.1%	5,879	16.8%
International	3,903	11.1%	3,695	10.3%	3,414	9.5%	3,350	9.3%	3,461	9.9%
West South Central	2,856	8.1%	3,059	8.5%	3,070	8.5%	3,006	8.4%	2,908	8.3%
East North Central	2,570	7.3%	2,607	7.3%	2,591	7.2%	2,580	7.2%	2,561	7.3%
New England	1,514	4.3%	1,535	4.3%	1,529	4.3%	1,517	4.2%	1,465	4.2%
Mountain	1,058	3.0%	1,058	2.9%	1,052	2.9%	1,049	2.9%	1,044	3.0%
West North Central	762	2.2%	758	2.1%	716	2.0%	682	1.9%	677	1.9%
East South Central	470	1.3%	470	1.3%	468	1.3%	465	1.4%	462	1.3%
Other	257	0.7%	256	0.7%	256	0.7%	254	0.7%	254	0.7%

Total	$35,199	100.0%	$35,902	100.0%	$35,965	100.0%	$35,853	100.0%	$35,017	100.0%

Office	$15,048	42.8%	$15,344	42.8%	$15,307	42.6%	$15,215	42.4%	14,832	42.3%
Retail	8,210	23.3%	8,093	22.5%	8,038	22.3%	8,002	22.3%	7,941	22.7%
Apartments	4,022	11.4%	4,135	11.5%	4,113	11.4%	4,062	11.3%	3,838	11.0%
Hotel	3,138	8.9%	3,132	8.7%	3,078	8.6%	3,058	8.6%	3,076	8.8%
Industrial	2,871	8.2%	2,849	8.0%	2,901	8.1%	2,818	7.9%	2,802	8.0%
Other	1,910	5.4%	2,349	6.5%	2,528	7.0%	2,698	7.5%	2,528	7.2%

Total	$35,199	100.0%	$35,902	100.0%	$35,965	100.0%	$35,853	100.0%	$35,017	100.0%

SUMMARY OF REAL ESTATE AND REAL ESTATE JOINT VENTURES

	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2008	2008	2008	2009	2009

Wholly-owned	$4,017	$4,063	$4,062	$4,059	$4,069
Joint ventures	3,308	3,489	3,522	3,319	3,141
Subtotal	7,325	7,552	7,584	7,378	7,210
Foreclosed	3	3	2	3	86

Total Real Estate and Real Estate Joint Ventures (1)	$7,328	$7,555	$7,586	$7,381	$7,296

SUMMARY OF MORTGAGE AND CONSUMER LOANS

	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2008	2008	2008	2009	2009

Commercial mortgage loans	$35,199	$35,902	$35,965	$35,853	$35,017
Agricultural mortgage loans	11,590	12,071	12,234	12,066	11,913
Consumer loans	1,190	1,209	1,153	1,155	1,299
Mortgage loans held-for-sale	179	1,424	2,012	3,970	4,271

Total	$48,158	$50,606	$51,364	$53,044	$52,500

(1)	Includes real estate held-for-sale and held-for-investment.

Company Ratings as of July 28, 2009
Insurer financial strength ratings represent the opinions of rating agencies, including A.M. Best Company (“A.M. Best”), Fitch Ratings Insurance Group (“Fitch”), Moody’s Investors Service (“Moody’s”) and Standard & Poor’s (“S&P”), regarding the ability of an insurance company to meet its financial obligations to policyholders and contract holders. Credit ratings represent the opinions of rating agencies regarding an issuer’s ability to repay its indebtedness. Our insurer financial strength ratings and credit ratings as of July 28, 2009 are listed in the tables below:

	A.M. Best	Fitch*	Moody’s*	S&P*
Insurer Financial Strength Ratings
First MetLife Investors Insurance Co.	A+	NR	NR	AA-
General American Life Insurance Company	A+	AA	Aa2	AA-
MetLife Insurance Company of Connecticut	A+	AA	Aa2	AA-
MetLife Investors Insurance Company	A+	AA	Aa2	AA-
MetLife Investors USA Insurance Company	A+	AA	Aa2	AA-
Metropolitan Casualty Insurance Company	A	NR	NR	NR
Metropolitan Direct Property and Casualty Insurance Co.	A	NR	NR	NR
Metropolitan General Insurance Company	A	NR	NR	NR
Metropolitan Group Property & Casualty Insurance Co.	A	NR	NR	NR
Metropolitan Life Insurance Company	A+	AA	Aa2	AA-
Metropolitan Lloyds Insurance Company of Texas	A	NR	NR	NR
Metropolitan Property and Casualty Insurance Company	A	NR	NR	NR
Metropolitan Tower Life Insurance Company	A+	NR	Aa3	NR
New England Life Insurance Company	A+	AA	Aa2	AA-

Credit Ratings
MetLife Short Term Funding LLC
Commercial Paper	NR	NR	P-1	A-1+

General American Life Insurance Company
(Surplus Notes)	a	NR	A1	A

MetLife, Inc.
Commercial Paper	AMB-1	F1	P-1	A-2
Senior Unsecured Debt	a-	A	A2	A-
Subordinated Debt	bbb+	NR	A3	NR
Junior Subordinated Debt	bbb	A-	Baa1	BBB
Preferred Stock	bbb	A-	Baa1	BBB
Non-Cumulative Perpetual Preferred Stock	bbb	A-	Baa1	BBB-

MetLife Capital Trust IV & X
Trust Securities	bbb	A-	Baa1	BBB

MetLife Funding, Inc.
Commercial Paper	AMB-1+	F1+	P-1	A-1+

Metropolitan Life Global Funding I
Senior Secured Debt	aa-	NR	Aa2	AA-

MetLife Institutional Funding I, LLC
Senior Secured Debt	aa-	NR	Aa2	AA-

Metropolitan Life Insurance Company
Surplus Notes	a	A+	A1	A

*	Currently on negative outlook

NR	Not Rated